DM3\22069542.7 Loan Agreement By and Between Village Super Market of Brick Church LLC, a New Jersey limited liability company And NJCC CDE 49 LLC, a New Jersey limited liability company Dated: December 19, 2025 EXHIBIT 10.1 TABLE OF CONTENTS 1 DM3\22069542.7 Page Section 1. Definitions................................................................................................................2 1.1 Accounting Terms ................................................................................................. 14 1.2 Computation of Time ............................................................................................ 14 Section 2. The Loan ................................................................................................................14 2.1 Loan Amount ........................................................................................................ 14 2.2 Loan Disbursements.............................................................................................. 14 2.3 Interest Rate; Payment Terms; Maturity; Prepayments ........................................ 14 Section 3. Representations and Warranties of Borrower ........................................................15 3.1 Organizational Status; Authorizations .................................................................. 15 3.2 [Reserved] ............................................................................................................. 15 3.3 No Actions ............................................................................................................ 16 3.4 No Breach ............................................................................................................. 16 3.5 Ownership of Property; No Liens ......................................................................... 16 3.6 Utilities Available ................................................................................................. 16 3.7 Access ................................................................................................................... 16 3.8 No Defaults ........................................................................................................... 16 3.9 Financial Statements ............................................................................................. 16 3.10 Environmental Matters.......................................................................................... 17 3.11 Compliance ........................................................................................................... 17 3.12 Brokerage Fees...................................................................................................... 18 3.13 No Margin Stock; No Plan Assets ........................................................................ 18 3.14 New Markets Tax Credits Representations and Warranties ................................. 18 3.15 Tax Returns and Payment ..................................................................................... 24 3.16 Guarantees............................................................................................................. 24 3.17 No Insolvency ....................................................................................................... 24 3.18 Leases .................................................................................................................... 24 3.19 [Reserved] ............................................................................................................. 24 3.20 Consents ................................................................................................................ 24 Section 4. Conditions Precedent to Lender’s Obligation to Make the Initial Disbursement .....................................................................................................................24 4.1 Loan Documents ................................................................................................... 25 4.2 Governing Instruments.......................................................................................... 25 4.3 Good Standing and Resolutions ............................................................................ 25 4.4 Legal Opinions ...................................................................................................... 25 4.5 Financial Statements ............................................................................................. 25 4.6 Pre-Incurred Cost Summary ................................................................................. 25 4.7 QALICB AUP Report ........................................................................................... 25 4.8 [Reserved] ............................................................................................................. 25 2 DM3\22069542.7 4.9 [Reserved] ............................................................................................................. 25 4.10 Flood Zone Report ................................................................................................ 25 4.11 Insurance Policies ................................................................................................. 25 4.12 Lease Agreements ................................................................................................. 26 4.13 Compliance ........................................................................................................... 26 4.14 No Default ............................................................................................................. 26 4.15 Pre Closing Costs .................................................................................................. 26 4.16 Portion of Business ............................................................................................... 26 4.17 [Reserved] ............................................................................................................. 26 4.18 Taxes ..................................................................................................................... 26 4.19 Building Permits ................................................................................................... 27 4.20 Other Documents .................................................................................................. 27 4.21 Budget ................................................................................................................... 27 4.22 Financial Projections ............................................................................................. 27 4.23 Utility Services...................................................................................................... 27 4.24 Other Requirements .............................................................................................. 27 Section 5. Conditions Precedent to Lender’s Obligation to Make Future Disbursements ....................................................................................................................27 5.1 Representation and Warranties True ..................................................................... 27 5.2 [Reserved] ............................................................................................................. 27 5.3 No Default ............................................................................................................. 27 Section 6. Operating Account and Use of Loan Proceeds ......................................................28 6.1 Purpose and Security for Loans ............................................................................ 28 6.2 Draw Requests and Closing Disbursements ......................................................... 28 6.3 Working Capital Expenses .................................................................................... 28 6.4 NMTC Considerations .......................................................................................... 29 Section 7. Covenants of Borrower ..........................................................................................29 7.1 Use of Loan Proceeds ........................................................................................... 29 7.2 Prohibition of Transfer .......................................................................................... 29 7.3 Timetable .............................................................................................................. 30 7.4 [Reserved] ............................................................................................................. 30 7.5 Costs and Expenses ............................................................................................... 30 7.6 Governmental Requirements; Restrictive Covenants ........................................... 31 7.7 Acceptable Property Management Agreement ..................................................... 31 7.8 [Reserved] ............................................................................................................. 31 7.9 Defects; No Waiver............................................................................................... 31 7.10 Restrictive Covenants ........................................................................................... 31 7.11 Insurance ............................................................................................................... 31 7.12 [Reserved] ............................................................................................................. 32 7.13 Additional Documents and Information ............................................................... 32 7.14 Leases .................................................................................................................... 34 3 DM3\22069542.7 7.15 Financial Restrictions on Borrower ...................................................................... 34 7.16 [Reserved] ............................................................................................................. 34 7.17 Liens and Encumbrances ...................................................................................... 35 7.18 Certificates ............................................................................................................ 35 7.19 Use ........................................................................................................................ 35 7.20 Construction .......................................................................................................... 35 7.21 No Modifications .................................................................................................. 35 7.22 Conduct of Business ............................................................................................. 36 7.23 Environmental Matters.......................................................................................... 36 7.24 Notice .................................................................................................................... 36 7.25 Litigation ............................................................................................................... 37 7.26 Other Indebtedness................................................................................................ 37 7.27 Inspection .............................................................................................................. 37 7.29 Delivery of Debt Service Coverage Ratio Calculation ......................................... 38 7.30 [Reserved] ............................................................................................................. 38 7.31 NJCC Reserve Account ........................................................................................ 38 7.32 Anti-Terrorism Laws ............................................................................................ 38 7.33 New Markets Tax Credits Covenants ................................................................... 39 7.34 Special Portion of Business Covenants................................................................. 44 7.35 Payment of Claims ................................................................................................ 45 7.36 Completion of Improvements ............................................................................... 45 7.37 Enforcement of Construction Contracts................................................................ 45 7.38 No Encumbrance of Assets ................................................................................... 45 7.39 Guaranties, Etc. ..................................................................................................... 46 7.40 Loans and Investments .......................................................................................... 46 7.41 Fiscal Year ............................................................................................................ 46 Section 8. Events of Default and Remedies ............................................................................46 8.1 Events of Default .................................................................................................. 46 8.2 Remedies ............................................................................................................... 49 Section 9. [Reserved] ..............................................................................................................50 Section 10. General Conditions ................................................................................................50 10.1 No Waiver ............................................................................................................. 50 10.2 Form Satisfactory .................................................................................................. 50 10.3 Notices .................................................................................................................. 50 10.4 No Oral Amendments ........................................................................................... 51 10.5 Additional Remedies ............................................................................................. 51 10.6 No Partner ............................................................................................................. 51 10.7 [Reserved] ............................................................................................................. 52 10.8 Usury Savings ....................................................................................................... 52 10.9 Assignment by Lender .......................................................................................... 52 10.10 [Reserved] ............................................................................................................. 52 10.11 [Reserved] ............................................................................................................. 52

4 DM3\22069542.7 10.12 Binding Effect; Continuing Agreement ................................................................ 52 10.13 Governing Law ..................................................................................................... 52 10.14 Headings ............................................................................................................... 53 10.15 Consent to Forum .................................................................................................. 53 10.16 Waiver of Jury Trial .............................................................................................. 53 10.17 Duration of Agreement ......................................................................................... 54 10.18 Counterparts .......................................................................................................... 54 10.19 Time is of the Essence .......................................................................................... 54 10.20 Purpose and Effect of Approval ............................................................................ 54 10.21 Language of Agreement ........................................................................................ 54 10.22 Exchange of Information ...................................................................................... 54 10.23 Survival ................................................................................................................. 54 10.24 Further Performance ............................................................................................. 54 10.25 Opinions ................................................................................................................ 55 10.26 Photographs and Other Media .............................................................................. 55 10.27 Severability ........................................................................................................... 55 10.28 WAIVER OF DAMAGES .................................................................................... 55 Section 11. Loan Servicing .......................................................................................................55 11.1 [Reserved] ............................................................................................................. 55 11.2 [Reserved] ............................................................................................................. 55 11.3 Invoicing of Borrower........................................................................................... 56 1 DM3\22069542.7 LOAN AGREEMENT THIS LOAN AGREEMENT (this “Agreement”) dated as of December 19, 2025 (“Closing Date”), is by and between VILLAGE SUPER MARKET OF BRICK CHURCH LLC, a New Jersey limited liability company as “The ShopRite Grocery Store of the Crossings at Brick Church” portion of the business as described in a portion of business operating policy dated December 19, 2025, having a mailing address c/o Village Super Market, Inc., 733 Mountain Avenue, Springfield, New Jersey 07081 (“Borrower”), and NJCC CDE 49 LLC, a New Jersey limited liability company, having an address of 100 Albany Street, Suite 250, New Brunswick, New Jersey 08901 (the “Lender”). RECITALS The following recitals are a material part of this Agreement: WHEREAS, Borrower is the leasehold owner of certain real property known as the ShopRite grocery store (the “Property”), which anchors The Crossings at Brick Station redevelopment in East Orange, NJ as more particularly described in Exhibit A attached hereto and incorporated herein by reference pursuant to that certain Amended and Restated Lease dated November 9, 2022, between Village Super Market, Inc., a New Jersey corporation (the “Initial Lessee”) and Brick Church Urban Renewal I LLC, a New Jersey limited liability company as lessor, which leasehold interest the Initial Lessee assigned to Borrower, as lessee pursuant to a Lease Assignment and Assumption Agreement by and between Initial Lessee and Borrower dated November 20, 2025 (together with all permitted amendments, restatements or other modifications, the “Lease”); and WHEREAS, Borrower will own, construct, develop and operate a new 68,000 square foot ShopRite grocery store on the Property (the “Facility”), which is expected to support more than 200 predominantly union jobs and provide critical grocery access and other neighborhood amenities to local residents through the operating of the Facility (the “Project”); and WHEREAS, Borrower’s business consists primarily of the leasehold ownership, construction, development and operation of the Facility, but shall exclude any Excluded Business (as such term is defined in Exhibit C attached hereto); and WHEREAS, Borrower is expected to constitute a “qualified active low-income community business” (as that term is defined in Section 45D of the Internal Revenue Code of 1986, as amended (the “Code”)) also known as a “QALICB”; and WHEREAS, on or about the Closing Date, DV VNB Community Investment Fund, LLC a Delaware limited liability company (together with its successors and assigns, “Fund Investor”), will make a net capital contribution in the amount of $1,928,600 to DV-Shoprite QEI, LLC, a Delaware limited liability company (the “Investment Fund”), as its 100% member, the proceeds of which will be used by the Investment Fund pursuant to that certain Operating Agreement for the Investment Fund (the “Fund Operating Agreement”) dated as of the Closing Date; and WHEREAS, on or about the Closing Date hereof, VSM New Markets II LLC, a New Jersey limited liability company (in such capacity, “Leverage Lender”), will fund a loan in the aggregate principal amount of $4,431,400 to the Investment Fund, in one (1) or more advances 2 DM3\22069542.7 (the “Leverage Loan”), the proceeds of which will be used by the Investment Fund as set forth in the Fund Operating Agreement; and WHEREAS, on or about the Closing Date hereof, the Investment Fund will use a portion of the capital contribution from Fund Investor and a portion of the Leverage Loan to make an equity investment in the amount of $6,000,000 in Lender (the “QEI”), which equity investment is intended to qualify as a “qualified equity investment” within the meaning of Section 45D(b) of the Code; and WHEREAS, all of the proceeds of the QEI made by the Investment Fund in Lender will be used to fund loans in an aggregate principal amount of $6,000,000 to Borrower (collectively, the “Loan”); and WHEREAS, all funds advanced under the Loan are expected to constitute a “qualified low-income community investment” within the meaning of Section 45D(d) of the Code (each a “QLICI,” and collectively “QLICIs”), and as a result of which the Investment Fund’s investment in Lender is expected to generate “new markets tax credits” pursuant to Section 45D of the Code (the “New Markets Tax Credits”); and WHEREAS, Borrower has applied to Lender for the purpose of financing the cost of undertaking the Project, funding reserves, and paying transaction costs associated with the Loan; and WHEREAS, to evidence the Loan, Borrower has executed and delivered to Lender (i) that certain Promissory Note (NJCC CDE QLICI A) in the original principal amount of $4,431,400 of even date herewith (as amended, restated or otherwise modified from time to time, the “Note A”), and (ii) that certain Promissory Note (NJCC CDE QLICI B) in the original principal amount of $1,568,500 of even date herewith (as amended, restated or otherwise modified from time to time, the “Note B” which, together with Note A, is collectively referred to as the “Note”); and WHEREAS, Lender has agreed to make the Loan to Borrower upon and subject to all of the terms, conditions, covenants and agreements of this Agreement. NOW, THEREFORE, in consideration of the mutual promises and agreements hereinafter contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: Section 1. Definitions. All capitalized terms used in this Agreement shall, unless otherwise defined in the body of this Agreement, have the following meanings: “Accountants” shall mean Novogradac & Company LLP, or such other firm of independent certified public accountants as may be engaged by Borrower which is nationally recognized and which has similar new markets tax credit experience. “Accounting Procedures (Portion of a Business)” shall mean the memorandum dated December 18, 2025, prepared by the Borrower entitled “The ShopRite Grocery Store of the 3 DM3\22069542.7 Crossings at Brick Church”. A Portion of Business. Accounting Procedures” as such memorandum may be amended or supplemented from time to time as is permitted by this Agreement. “Advance” shall mean the advance of the Loan in full on the Closing Date. “Affiliate” shall mean, as to any Person, any other Person: (a) that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such Person; (b) that directly or indirectly beneficially owns or holds fifty-one percent (51%) or more of any class of voting membership interests (units) of such Person; or (c) ten percent (10%) or more of the voting membership interests (units) of which is directly or indirectly beneficially owned or held by the Person in question. The term “control” shall mean the possession, directly or indirectly, of the power to direct or cause direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise; provided, however, that in no event shall Lender be deemed an Affiliate of Borrower. “Agreement” shall have the meaning set forth in the Preamble. “Allocatee” shall mean Community Loan Fund of New Jersey, Inc., a New Jersey nonprofit corporation. “Allocation Agreement” means that certain New Markets Tax Credit Program Allocation Agreement (Control Number: 21NMA000129) with a NMTC Allocation Effective Date of January 17, 2023, as amended by and Letter Agreement dated January 23, 2024. “Anti-Terrorism Laws” shall mean all laws relating to terrorism or money laundering, including, without limitation, the Executive Order and the Bank Secrecy Act, as amended by the USA Patriot Act. “Average Value” shall mean, during the taxable month, the average cost basis of Borrower’s owned property plus the reasonable value of its leased property. “Bank Secrecy Act” shall mean the Currency and Foreign Transactions Reporting Act of 1970, Pub. L. No. 91-508, 84 Stat. 1305 (1970), as amended from time to time. “Borrower” shall have the meaning as set forth in the Preamble. “Borrower’s Business” shall mean the Borrower’s leasehold ownership, construction and development and operation of the Project as a separate and distinct portion of the Borrower’s business in the manner provided in Section 7.34 hereof “Borrower’s Counsel” shall mean Klein Hornig, LLP. “Budget” shall mean the detailed breakdown of Costs incurred or to be incurred in connection with completing the Project.

4 DM3\22069542.7 “Business Day” shall mean any day other than a Saturday, Sunday or a legal holiday on which banks are authorized or required to be closed for the conduct of commercial banking business in the State of New Jersey. “CDFI Fund” shall mean the Community Development Financial Institutions Fund of the United States Department of the Treasury, or any successor agency charged with oversight responsibility for the New Markets Tax Credit program. “Census Tract” shall mean the census tract in which the Project is located, which as of the date hereof is designated as number 34013011300 which is a Low-Income Community. “CERCLA” shall mean the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986. “Change in Control” shall mean any transaction or series of transactions that result in any changes in the Members of the Borrower in violation of the Operating Agreement of Borrower. “Closing Date” shall mean the date set forth in the Recitals. “Code” shall have the meaning set forth in the Recitals. “Collectibles” shall mean (as defined in Section 408(m)(2) of the Code) (a) any work of art; (b) any rug or antique; (c) any metal or gem; (d) any stamp or coin; (e) any alcoholic beverage; or (f) any other tangible personal property specified by the IRS, other than collectibles that are held primarily for sale to customers in the ordinary course of business. Certain coins and bullion are not Collectibles as provided in Section 408(m)(3) of the Code. “Community Benefits Agreement” shall mean that certain Community Benefits Agreement dated as of the date hereof among Borrower and Lender and all amendments, modifications, replacements and restatements thereof. “Completion Date” shall mean May 1, 2026. “Construction Progress Schedule” shall mean that certain schedule of construction of the Improvements with respect to the Project attached hereto as Exhibit F, containing specific dates and times of performance for each line item of the Budget, as the same may be amended as permitted by Section 7.20 hereof. “Contingent Obligation” shall mean any agreement, undertaking or arrangement by which any person or entity guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other person or entity (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other person or entity. The amount of any person’s or entity’s obligation under any Contingent Obligation shall (subject to any limitation set forth 5 DM3\22069542.7 therein) be deemed to be the outstanding principal amount (or maximum principal amount, if larger) of the debt, obligation or other liability guaranteed thereby. “Control Agreement” shall mean that certain Deposit Account Control Agreement (Reserve Account) dated as of the date hereof executed by and among Borrower, Depository Bank and Lender in connection with the pledge of the NJCC Reserve Account, as the same may be amended, restated or otherwise modified from time to time. “Costs” shall mean the total amount, without duplication, of (a) the amounts payable under the Construction Documents, including but not limited to the costs of any labor, materials, appliances, fixtures, supplies and services required to render the Project ready and suitable for its intended use, with respect to improvements constructed on the Property in connection with the Project; (b) the fees and disbursements of all architects, engineers, accountants, attorneys, developers and consultants in respect of the planning, construction and construction financing of the Project; (c) the amounts payable for equipment constituting all or a portion of the Improvements to the Property and inventory and operating costs of the Project; (d) interest on the Note and all other sums payable to Lender pursuant to the Loan or the Loan Documents; (e) the amounts of recording fees, any charges and any other costs, expenses and amounts payable by Borrower to Lender in connection with obtaining, closing and continuing the Loan; (f) the costs and expenses of maintaining the Property and the Project including, without limitation, real estate taxes, service charges, water and sewer rent and charges, utility deposits and charges, and insurance premiums; and (g) any other items of cost or expense incurred by Borrower in connection with the construction of Improvements and/or development of the Property or the Project as set forth in the Budget. “Debt Service Coverage Ratio” means the ratio of (i) net operating income (i.e., operating income generated by the Project less operating expenses including real estate taxes, insurance premiums, expenses related to the repair and maintenance of the Project, expenses related to the management, leasing and marketing of the Project, and all legal and accounting expenses but excluding any item of expense which would otherwise be considered within operating expenses but is paid by any tenant) of Borrower scheduled to be derived from the Project for the succeeding twelve (12) month period on an annualized pro forma basis to (ii) debt service of Borrower projected for the succeeding twelve (12) month period (i.e., the aggregate of all scheduled principal repayments and interest expense of Borrower on the Loan and any other present or future loans from Lender or other parties to Borrower). “Default” shall mean an event that, with giving of notice or passage of time, or both, would constitute an Event of Default hereunder. “Default Rate” shall mean, with respect to each Note, a rate of interest per annum equal to five percentage points (5%) in excess of the rate of interest otherwise payable under such Note. “Depository Bank” shall mean Valley National Bank, a national banking corporation. “Dollars” and “$” shall mean the lawful currency of the United States. 6 DM3\22069542.7 “Environmental Indemnity” shall mean that certain ADA and Environmental Indemnity Agreement dated as of the date hereof, by Borrower and Guarantor in favor of Lender and others as described therein, as amended, restated or otherwise modified from time to time. “Environmental Laws” shall mean any and all laws, statutes, ordinances, rules, regulations, orders, or determinations of any governmental authority pertaining to health or the environment in effect in any and all jurisdictions in which Borrower is or at any time may be doing business, or where the Property is located, including, without limitation: the Clean Air Act, as amended; CERCLA; the Federal Water Pollution Control Act, as amended; OSHA; RCRA, the Safe Drinking Water Act, as amended; and TSCA. “Environmental Reports” shall have the meaning as set forth in the Environmental Indemnity. “Event of Default” shall mean any of those events set forth in Section 8.1 hereof. “Executive Order” shall mean Executive Order No. 13224 on Terrorist Financing, effective September 23, 2001, as amended from time to time. “Extraordinary Expenses” shall mean “Extraordinary Operating Expenses” as such term is defined in that certain Amended and Restated Operating Agreement of Lender dated as of the date hereof. “Financial Projections” shall mean the financial projections, prepared by the Accountants and certified as of the date hereof. “Fiscal Year” shall mean the fiscal year of Borrower. Any change in Borrower’s Fiscal Year will result in corresponding changes to reporting dates set forth herein. “Flow of Funds Memorandum” shall mean that certain Flow of Funds Memorandum, dated as of the date hereof by and among Lender, Fund Investor, Investment Fund, Borrower, Leverage Lender and certain other parties thereto. “Fund Investor” shall have the meaning set forth in the Recitals. “GAAP” shall mean generally accepted accounting principles applied on a basis consistent with the accounting practices of Borrower and as historically applied in the financial statements of Borrower, except for any change in accounting practices to the extent that, due to a promulgation of the Financial Accounting Standards Board changing or implementing any new accounting standard, Borrower either (a) is required to implement such change, or (b) for future periods will be required to and for the current period may in accordance with generally accepted accounting principles implement such change, for its financial statements to be in conformity with generally accepted accounting principles (any such change is hereinafter referred to as a “Required GAAP Change”); provided, however, that Borrower shall fully disclose in such financial statements any such Required GAAP Change and the effects of the Required GAAP Change on Borrower’s income, retained earnings or other accounts, as applicable. 7 DM3\22069542.7 “Guaranty” shall man the guaranty of payment agreement executed by Guarantor in favor of Lender on even date herewith. “Guarantor” shall mean Village Super Market, Inc., a New Jersey corporation. “Hazardous Materials” shall mean gasoline, petroleum, asbestos (including, without limitation, asbestiform varieties of chrysotile, crocidolite, amosite, anthophyllite, tremolite and actinolite), explosives, radioactive materials or any hazardous or toxic material, substance or waste which is defined by those or similar terms or is regulated as such under any applicable Law, statutes, ordinances, rules and regulations of any governmental authority having jurisdiction over the Property or any portion thereof or its use, including: (a) any “hazardous substance” defined as such in (or for purposes of) CERCLA, 42 U.S.C.A. § 9601(14), as amended from time to time, or any so-called “superfund” or “superlien” Law, including the judicial interpretation thereof; (b) any “pollutant or contaminant” as defined in 42 U.S.C.A. § 9601(33); (c) any material now defined as “hazardous waste” pursuant to 40 C.F.R. Part 260; (d) any petroleum, including crude oil or any fraction thereof; (e) natural gas, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel; (f) any “hazardous chemical” as defined pursuant to 29 C.F.R. Part 1910; and (g) any other substance, regardless of physical form, that is subject to any other applicable Law or other past or present requirement of any governmental authority having jurisdiction over the Property regulating, relating to, or imposing obligations, liability, or standards of conduct concerning the protection of human health, plant life, animal life, natural resources, property, or the reasonable enjoyment of life or property from the presence in the environment of any solid, liquid, gas, odor, any form of energy, any form of contaminant, or from any other source; provided, however, the term Hazardous Materials shall exclude substances of kinds and in amounts ordinarily and customarily used or stored in similar properties for the purposes of cleaning or other maintenance or operations in the ordinary course of the operation of a supermarket and otherwise in compliance with all applicable legal requirements. “Improvements” shall mean the building(s) and improvements to the Property, together with all fixtures, tenant improvements and appurtenances now or later to be located on the Property and/or in such improvements, all as set forth in the Budget. “Indebtedness” shall mean, with respect to any Person and without duplication, (a) all indebtedness for borrowed money; (b) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business on ordinary terms); (c) all non-contingent reimbursement or payment obligations with respect to Surety Instruments; (d) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced or incurred in connection with the acquisition of property, assets or businesses; (e) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to property acquired by such Person (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property); (f) all indebtedness referred to in clauses (a) through (e) above secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any lien upon or in property (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such indebtedness; and

8 DM3\22069542.7 (g) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (a) through (f) above. “Interest Rate” shall mean 1.238641%. “Investment Fund” shall have the meaning set forth in the Recitals. “IRS” shall mean the Internal Revenue Service of the United States Department of the Treasury. “Laws” shall mean, collectively, all federal, state and local laws, statutes, codes, ordinances, orders, rules and regulations, including judicial opinions or precedential authority, in the applicable jurisdiction. Lease” shall have the meaning set forth in the Recitals. “Leases” shall mean any lease, sublease, letting, license, concession or other agreement, whether now or hereafter in effect, pursuant to which any Person is granted a possessory interest in, or right to use or occupy, all or any portion of any space in the Property or the Improvements, and every modification, amendment or other agreement relating to such lease, sublease or other agreement entered into in connection with such lease, sublease or other agreement, including, without limitation, the Lease. “Lender” shall have the meaning set forth in the Preamble. “Leverage Lender” shall have the meaning set forth in the Recitals. “Loan” shall have the meaning set forth in the Recitals. “Loan Documents” shall mean this Agreement, the Note, the Control Agreement, the Pledge Agreement, the Environmental Indemnity, the Guaranty, the Community Benefits Agreement, the Reimbursement and Certification Agreement, and all other documents, instruments and agreements which evidence, secure or are otherwise executed in connection with the Loan, including all amendments, modifications, renewals, extensions, restatements and replacements thereof. “Loan Proceeds” shall mean the proceeds of the Loan. “Low-Income Community” shall mean any population census tract if (a) the poverty rate for such tract is at least twenty percent (20%), (b) (i) in the case of a tract not located within a metropolitan area, the median family income for such tract does not exceed eighty percent (80%) of the statewide median family income, or (ii) in the case of a tract located within a metropolitan area, the median family income for such tract does not exceed eighty percent (80%) of the greater of statewide median family income or the metropolitan area median family income, (c) such tract has a population of less than two thousand (2,000), is within an “empowerment zone” as defined in Section 1391 of the Code the designation of which is in effect under Section 1391 and is contiguous to one or more low-income communities (as defined under clause (a) or (b) of this definition), or (d) certain targeted populations as defined by guidance or regulations issued 9 DM3\22069542.7 pursuant to Section 45D(e)(2). Terms used in this definition and not otherwise defined shall have the meaning given in Section 45D(e) of the Code. “New Markets Tax Credit” shall have the meaning set forth in the Recitals. “NJCC Reserve Account” shall mean that certain bank account number 3422648608 in the name of Borrower held at Depository Bank and pledged to Lender. “NMTC Control” shall mean the direct or indirect ownership (based on value) or control (based on voting or “management rights”) of more than fifty percent (50%) of an entity. For this purpose, the term “management rights” shall mean the power to influence the management policies or investment decisions of the entity. “NMTC Recapture Event” shall mean recapture or disallowance of any New Markets Tax Credits attributable to the QEI made by the Investment Fund in a Lender, the proceeds of which were or will be used to fund a QLICI or related fees, but only to the extent such recapture or disallowance is attributable to any of the following: (a) Borrower ceasing or initially failing to be a QALICB; (b) the redemption by a Lender (within the meaning of Section 1.45D-1(e)(2)(iii) of the Treasury Regulations) of any portion of the Investment Fund’s QEI in Lender; provided, however, that such redemption shall have occurred in connection with a prepayment (whether voluntary or involuntary or as a result of acceleration, foreclosure or otherwise) of any of the Loan by Borrower in violation of the Loan Documents or as a result of the exercise of any rights or remedies of Lender following a default by Borrower under the Loan Documents; (c) changes in the Code or the NMTC Requirements that cause Fund Investor, as the sole member of the Investment Fund, to receive less than the amount of New Markets Tax Credits it would have otherwise been eligible to receive; provided, however, that in the event of changes in the Code or the NMTC Requirements, an NMTC Recapture Event shall be deemed to exist only to the extent that the adverse effects of such change can reasonably be mitigated by Borrower or its Affiliates in such a way as to not impose material additional cost or liability (contingent or otherwise) on Borrower or its Affiliates and Borrower fails to take such mitigation measures; (d) the failure of any tenant under any sublease in which Borrower is the Sublandlord to be classified as a Tenant Qualified Business; (e) any willful misconduct, gross negligence or fraud of Borrower or its Affiliates, which directly or indirectly causes such a recapture or disallowance. “NMTC Recapture Period” shall mean the period beginning on the date of the original issue of the first QEI made to fund the Loan and ending on the seventh anniversary of the date of the original issue of the last QEI made to fund the Loan. “NMTC Requirements” shall mean, collectively, all provisions of Section 45D of the Code, the Treasury Regulations promulgated thereunder, the Allocation Agreement, and other IRS or CDFI Fund guidance, to the extent the same are applicable to any QEI or QLICI made pursuant thereto. “Nonqualified Financial Property” shall mean debt, stock, partnership interests, options, futures contracts, forward contracts, warrants, notional principal contracts, annuities, and other similar property as described in Section 1.45D-1(d)(4)(i)(E) of the Treasury Regulations; provided, however, that such term shall not include (a) reasonable amounts of working capital held in cash, 10 DM3\22069542.7 cash equivalents, or debt instruments with a term of eighteen (18) months or less, or (b) debt instruments described in Section 1221(a)(4) of the Code. The proceeds of an equity investment or loan by a CDE that will be expended for construction of real property within twelve (12) months after the date the investment or loan is made are treated as a reasonable amount of working capital. “Note” shall have the meaning set forth in the Recitals. “Note Maturity Date” shall mean the applicable maturity date of each Note as set forth in such Note. “OFAC” shall mean the Office of Foreign Asset Control of the U.S. Treasury Department. “Operating Account” shall mean the general operating bank account established at a financial institution acceptable to Lender in the name of Borrower and to be funded in the amount set forth in the Flow of Funds on the Closing Date and pursuant to Section 6 of this Agreement. “OSHA” shall mean the Occupational Safety and Health Act of 1970, as amended. “Permitted Encumbrances” means those encumbrances set forth on Schedule B of the title search or title policy with respect to the Project provided by Borrower to Lender. “Permitted Liens” shall mean the (i) liens for taxes, assessments, or governmental charges, or levies, (ii) easements, restrictions, minor title irregularities and similar matters which have no material adverse effect, (iii) liens or deposits in connection with workmen’s compensation, unemployment insurance, social security, ERISA or similar legislation or to secure customs’ duties, public or statutory obligations in lieu of surety, stay or appeal bonds, or to secure performance of contracts or bids (other than contracts for the payment of borrowed money) or deposits required by law as a condition to the transaction of business or other liens or deposits of a like nature made in the ordinary course of business, (iv) liens arising from judgments, decrees or attachments in circumstances which do not constitute an Event of Default hereunder, (v) liens securing claims or demands of materialmen, artisans, mechanics, carriers, warehousemen, contractors, and other like Persons; provided, however, that the payment thereof is not yet required or is being contested in good faith by appropriate proceedings and for which adequate reserves have been established, (vi) liens arising from precautionary UCC financing statements (or similar filings under other applicable law) regarding operating leases or consignment or bailee arrangements, (vii) purchase money security interests and liens securing capitalized lease obligations, (viii) liens otherwise permitted under this Agreement, (ix) liens securing the Wells Fargo Credit Agreement , (x) liens securing any grants or other subsidy awarded to the Borrower with respect to the Project, and (xi) liens that Lender or its counsel shall have approved in writing. “Person” shall mean any individual, corporation, limited liability company, business trust, association, company, partnership, joint venture, governmental authority, or other entity. “Pledge Agreement” shall mean that certain Bank Account Pledge Agreement (Reserve Account) dated as of the date hereof executed by Borrower and Lender pursuant to which Borrower shall pledge to Lender the NJCC Reserve Account, as amended, restated or otherwise modified from time to time. 11 DM3\22069542.7 “Post Closing Requirements” shall mean the requirements that are required to be satisfied by the Borrower after Closing within the time period required on Exhibit “G” to this Agreement. The parties acknowledge that timely delivery of post-closing items is important; however, the parties further agree that a delay in delivery, absent willful misconduct or repeated failures, shall not constitute an Event of Default. “Prohibited Person” shall mean any of the following: (a) a person or entity that is listed in the Annex to, or is otherwise subject to the provisions of, the Executive Order; (b) a person or entity owned or controlled by, or acting for or on behalf of, any person or entity that is listed in the Annex to, or is otherwise subject to the provisions of, the Executive Order; (c) a person or entity with whom Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law; (d) a person or entity who or that commits, threatens, or conspires to commit or supports “terrorism,” as defined in the Executive Order; or (e) a person or entity that is named as a “specially designated national and blocked person” on the most current list published by OFAC at its official web site as of the date hereof or any replacement website or other replacement official publication of such list. “Project” shall have the meaning set forth in the Recitals. “Property” shall have the meaning set forth in the Recitals. “QLICI” shall mean a “qualified low-income community investment” as such term is defined in Section 45D of the Code and the Treasury Regulations and includes any of the following: (a) any capital or equity investment in, or loan to, any QALICB; (b) the purchase of certain loans from other qualified community development entities (as described in Treasury Regulation Section 1.45D-1(d)(1)(ii)); (c) financial counseling and other services to businesses located in, and residents of, Low-Income Communities, and (d) investments in other qualified community development entities (as described in Treasury Regulation Section 1.45D-1(d)(1)(iv)). “Qualified Active Low-Income Community Business” or “QALICB” shall mean, (as defined in Treasury Regulation Section 1.45D-1(d)(4)) with respect to any taxable year, a Qualified Business of which:

12 DM3\22069542.7 (a) at least fifty percent (50%) of the total gross income of the Qualified Business is derived from the active conduct of its trade or business within a Low-Income Community; (b) at least forty percent (40%) of the use of the tangible property of the Qualified Business (whether owned or leased) is within the Low-Income Community (for purposes of this definition, the percentage of tangible property owned or leased by the Qualified Business and used by the Qualified Business during the taxable year in the Low-Income Community shall be determined based on a fraction (i) the numerator of which is the Average Value of the tangible property owned or leased by the Qualified Business and used by the Qualified Business within the Low-Income Community during the taxable year, and (ii) the denominator of which is the Average Value of all of the tangible property owned or leased by the Qualified Business and used by the Qualified Business during the taxable year); provided, however, that for any taxable year in which the Qualified Business has no employees, at least eighty-five percent (85%) of the use of the tangible property of the Qualified Business (whether owned or leased) must be within the Low- Income Community; (c) less than five percent (5%) of the average of the unadjusted basis of the property of the Qualified Business is attributable to Nonqualified Financial Property; (d) at least forty percent (40%) of the services performed for the Qualified Business by its employees, if any, will be within the Low-Income Community (for purposes of this definition, this percentage is determined based on a fraction (i) the numerator of which is the total amount paid by the Qualified Business for employee services performed in the Low-Income Community during the taxable year, and (ii) the denominator of which is the total amount paid by the Qualified Business for employee services during the taxable year); and (e) less than five percent (5%) of the aggregate unadjusted basis of the Qualified Business’s property is attributable to Collectibles. “Qualified Business” shall have the meaning given in Treasury Regulation Section 1.45D- 1(d)(5) and includes any trade or business except (a) the rental of Residential Rental Property or real property that is not substantially improved; (b) any trade or business consisting predominantly of the development or holding of intangibles for sale or license; (c) any trade or business consisting of the operation of any private or commercial golf course, country club, massage parlor, hot tub facility, suntan facility, racetrack or other facility used for gambling, or any store the principal business of which is the sale of alcoholic beverages for consumption off premises; (d) any trade or business the principal activity of which is farming within the meaning of Section 2032A(e)(5)(A) of the Code; or (e) any other trade, business or activity prohibited to be carried on by any amendment to Section 45D of the Code and the Treasury Regulations thereto, and any other guidance published by the IRS. “Qualified Equity Investment” or “QEI” shall mean any equity investment in Lender as defined in Section 45D of the Code and Treasury Regulation Section 1.45D-1(c) if (a) such investment is acquired by the Investment Fund at its original issue (directly or through an underwriter) solely in exchange for cash; (b) substantially all of such cash is used by a Lender to make QLICIs; and (c) such investment is designated by a Lender as a QEI. 13 DM3\22069542.7 “RCRA” shall mean the Resource Conservation and Recovery Act of 1976, as amended. “Residential Rental Property” shall have the meaning given in Section 168(e)(2) of the Code, and includes any building or structure if eighty percent (80%) or more of the gross rental income from such building or structure for the taxable year is rental income from “dwelling units.” For such purpose, a “dwelling unit” shall mean a house or apartment used to provide living accommodations in a building or structure, but does not include a unit in a hotel, motel, or other establishment more than one half (1/2) of the units in which are used on a transient basis. If any portion of the building or structure is occupied by the taxpayer, the gross rental income for such building or structure includes the rental value of the portion so occupied. “Surety Instruments” shall mean all letters of credit (including standby and commercial), banker’s acceptances, bank guaranties, shipside bonds, surety bonds and similar instruments. “Tenant Qualified Business” shall mean, as relates to Section 1.45D-1(d)(5) of the Treasury Regulations, any trade or business except any trade or business consisting of the operation of any private or commercial golf course, country club, massage parlor, hot tub facility, suntan facility, racetrack or other facility used for gambling, or any store the principal business of which is the sale of alcoholic beverages for consumption off premises. “Treasury Regulations” shall mean any temporary and/or final regulations promulgated under the Code. “TSCA” shall mean the Toxic Substances Control Act, as amended. “Unavoidable Delays” shall mean any delays due to any strike, government shutdown, lockout or other labor dispute, nuclear accident, plague, epidemic, pandemic, severe windstorm, fire, hurricane, earthquake, tornado, flood or other casualty, war, rebellion, civil insurrection or other civil disturbance, banking moratorium or declaration of national, state or local emergency, other Act of God or act of governmental authority (other than a consequence of failure by Borrower to comply with any requirement of Law) beyond the control of Borrower, so long as (a) Borrower shall deliver to Lender notice of such a cause not later than fifteen (15) calendar days after the event claimed to cause the delay has occurred; and (b) except in the event of a delay caused by an act of governmental authority, any such delay and the aggregate time of all such delays shall in no event exceed six (6) months except as may be agreed to by Lender. “USA Patriot Act” shall mean the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. No. 10756, 115 Stat. 272 (2001), as amended from time to time. “Wells Fargo Credit Agreement” shall mean that certain Amended and Restated Credit Agreement dated as of January 28, 2022, (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, along with the Joinder to Amended and Restated Credit Agreement, dated as of February 5, 2025, and Joinder to Amended and Restated Credit Agreement, dated July 17, 2025), between Borrower, its sole member and Affiliates and Wells Fargo Bank, National Association. 14 DM3\22069542.7 1.1 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP or such other accounting method as Lender may previously approve in writing in their sole discretion. Borrower understands and acknowledges that a default of any of the covenants set forth herein shall be an Event of Default hereunder. 1.2 Computation of Time. In this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” shall mean “from and including” and the word “to” shall mean “to but excluding.” Section 2. The Loan. 2.1 Loan Amount. On the basis of the representations, warranties and covenants of Borrower contained herein and subject to the terms and conditions set forth herein and in the other Loan Documents, Lender agrees to lend to Borrower the aggregate principal sum of $6,000,000 (the “Loan”), such Loan to be used to pay for transaction costs, to reimburse Borrower and pay for the construction and operation of the Project, to be disbursed by Lender on and after the Closing Date in accordance with this Agreement. The advance of the Loan shall be subject to the terms and conditions of this Agreement and evidenced by, and subject to the terms of, the Note. 2.2 Loan Disbursements. The Loan shall be disbursed as follows: (a) On the Closing Date, following the satisfaction of all of the conditions precedent set forth in Section 4 hereof, Lender shall advance and disburse all of proceeds of the Loan to Borrower to be used (i) to pay the transaction costs; (ii) to reimburse Borrower for costs incurred on or before the Closing Date in connection with the construction of the Project, (iii) to pay for transaction costs associated with the Loan, and (iv) to fund the NJCC Reserve Account in the amount of $254,000 (the “Initial Disbursement”). (b) Following the satisfaction of all of the conditions precedent set forth in Section 4 and 5 hereof, Lender shall advance the remaining proceeds of the Loan after the Initial Disbursement to the Operating Account. The funds in the Operating Account will be disbursed subject to the provisions of Section 6 of this Agreement. 2.3 Interest Rate; Payment Terms; Maturity; Prepayments. (a) Interest Rate. The outstanding principal amount under the Loan shall bear interest at the Interest Rate. From and after the date of any Event of Default hereunder, at Lender’s option, interest on the outstanding principal amount under the Loan shall accrue at the Default Rate. Except as otherwise noted herein or in the Note, all interest payable hereunder shall be payable quarterly, partially in advance and partially in arrears, and be computed on the basis of a year consisting of three hundred sixty (360) calendar days and twelve (12) equal months. Lender is authorized to rely on the written Disbursement requests, including facsimile, electronic mail, telecopy or telegraphic loan requests, which Lender believes in its good faith judgment to emanate from a properly authorized representative of Borrower, whether or not that is in fact the case. In the event that after the date hereof any governmental authority subjects Lender 15 DM3\22069542.7 to any new or additional charge, fee, withholding or tax of any kind with respect to the Loan hereunder or changes the method of taxation of the Loan or changes the reserve or deposit requirements applicable to the Loan, Borrower shall pay to Lender such additional amounts as will compensate Lender for such cost of lost income resulting therefrom as reasonably determined by Lender (other than taxes based upon or measured by the income or profits of Lender). (b) Payment Terms. Subject to the terms and conditions of this Agreement, each Note shall be payable pursuant to the terms of the Note. (c) Maturity. The entire outstanding principal balance under each Note, plus all accrued and unpaid interest thereon, shall become due and payable on the applicable Note Maturity Date. (d) Prepayments. The Loan may not be prepaid in whole or in part at any time prior to the expiration of the NMTC Recapture Period. Borrower acknowledges that this prepayment restriction is derived from Section 45D of the Code, has been specifically bargained for and negotiated, and that Lender would not make the Loan without such restriction. Borrower agrees that this prepayment restriction is reasonable in duration and effect. 2.4 Tax Status and Tax Forms for Lender. Lender is and shall remain a “United States person” for U.S. federal income tax purposes and shall deliver to Borrower a correct and complete IRS Form W-9 and shall update such form from time to time. Section 3. Representations and Warranties of Borrower. To induce Lender to enter into this Agreement, Borrower represents and warrants and, so long as any amount of the Loan remains unpaid or this Agreement remains in effect, shall be deemed to continuously represent and warrant as follows: 3.1 Organizational Status; Authorizations. Borrower is duly formed and validly existing as a limited liability company organized under the laws of the State of New Jersey, with full power and authority to consummate the transactions contemplated hereby. Borrower has full power and authority to execute, deliver and perform all of the Loan Documents, and such execution, delivery and performance have been duly authorized by all requisite action on the part of Borrower. Borrower is duly authorized to hold a leasehold interest in the Property, to develop and operate the Project, and to enter into the transactions contemplated by the Loan Documents. This Agreement and the other Loan Documents and the provisions contained herein and therein are and will be the valid and legally enforceable obligations of Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally. Borrower has done everything necessary to comply with all local, state or federal laws, statutes, ordinances, resolutions, orders and directives applicable to the Project, except to the extent such failure to comply would not reasonably be expected to have a material adverse effect on Borrower. 3.2 [Reserved].

16 DM3\22069542.7 3.3 No Actions. There are no actions, suits or proceedings pending or, to the knowledge of Borrower, threatened against or affecting Borrower or the Property, or involving the validity or enforceability of the Loan Documents, at law or in equity, or before or by a governmental authority that would reasonably be expected to have a material adverse effect on Borrower, and, to Borrower’s knowledge, Borrower is not in default with respect to any order, writ, injunction, decree or demand of any court or any governmental authority that would reasonably be expected to have a material adverse effect on Borrower. 3.4 No Breach. To the best of Borrower’s knowledge, the consummation of the transactions contemplated by this Agreement and the other Loan Documents, and performance of this Agreement and the other Loan Documents, will not result in any breach of, or constitute a default under, any deed to secure debt, mortgage, indenture, security agreement, lease, bank loan or credit agreement, contract, articles of incorporation, bylaws, joint venture agreement, or other instrument to which Borrower is a party or by which Borrower may be bound or affected, except to the extent such breach or default would not reasonably be expected to have a material adverse effect on Borrower. 3.5 Ownership of Property; No Liens. Borrower holds a leasehold interest in the Property pursuant to the Lease, and good and marketable title to all Improvements, free and clear of all liens, claims, charges and encumbrances of every type or nature, except for Permitted Liens. 3.6 Utilities Available. All utility services necessary for the operation of the Property are available, or will become available prior to the Completion Date, including water supply, storm and sanitary sewer facilities, electric and telephone facilities, and Borrower has the right to connect to all of such utility services, subject only to normal restrictions. 3.7 Access. All roads necessary for ingress and egress to the Property and for the full utilization of the Improvements for their intended purposes, including all streets, gutters and curbs have been or will be installed. 3.8 No Defaults. There is no material default on the part of Borrower under this Agreement, the Note, or the other Loan Documents, and no event has occurred and is continuing which, with notice and/or the passage of time, would constitute a material default under any of the aforesaid instruments. 3.9 Financial Statements. In regards to any financial statements delivered to Lender with respect to Borrower, Borrower represents that the same are true and correct in all material respects and fairly present the respective financial conditions of Borrower, as the case may be, as of the respective dates thereof, no material adverse change has occurred in the financial conditions reflected therein since the respective dates thereof, and no additional borrowings have been made by Borrower since the date thereof other than borrowing permitted under this Agreement or approved by Lender. 17 DM3\22069542.7 3.10 Environmental Matters. (a) Except as may be described in the Environmental Reports, and except to the extent that all of the following, in the aggregate, would not reasonably be expected to have a material adverse effect on Borrower, (i) to the Borrower’s knowledge, the Property and the operations conducted thereon do not violate, and have not violated, any applicable law, statute, ordinance, rule, regulation, order or determination of any governmental authority or any restrictive covenant or deed restriction (recorded or otherwise), including, without limitation, all applicable zoning ordinances and building codes, flood disaster laws and Environmental Laws and regulations; (ii) to the Borrower’s knowledge, the Property and the operations conducted thereon are not in violation of, or have not been in violation of or subject to, any existing, pending or threatened action, suit, investigation, inquiry or proceeding by any governmental authority or to any remedial obligations under any Environmental Laws; (iii) to the Borrower’s knowledge, all notices, permits, licenses or similar authorizations, if any, required to be obtained or filed in connection with the operation or use of the Property, including, without limitation, past or present treatment, storage, disposal or release of a Hazardous Material into the environment, have been or will be duly obtained or filed; (iv) to Borrower’s knowledge, all Hazardous Materials and solid wastes generated at the Property shall be transported, treated and disposed of only by carriers that are in compliance with applicable Environmental Laws and only at treatment, storage and disposal facilities maintaining valid permits under applicable Environmental Laws, where required, and any other Environmental Laws, which carriers and facilities are operating in compliance with such permits; (v) Borrower has no material contingent liability in connection with any release or threatened release of any Hazardous Materials or solid wastes into the environment from the Property; and (vi) the use which Borrower makes or intends to make of the Property will not result in the unlawful or unauthorized disposal or other release of any Hazardous Materials or solid wastes on or to the Property. The terms “release” and “threatened release” shall have the meanings specified in CERCLA, and the terms “solid waste” and “disposal” (or “disposed”) shall have the meanings specified in RCRA; provided, however, in the event either CERCLA or RCRA is amended so as to broaden such meanings, then such broadened meanings shall apply subsequent to the effective date of such amendment; provided further, however, that, to the extent the laws of any state in which any of the Property is located establish a meaning for “release,” “threatened release,” “solid waste” or “disposal” which is broader than that specified in either CERCLA or RCRA, such broader meaning shall apply with regard to the Property. (b) To the Borrower’s knowledge after diligent inquiry, Borrower is in compliance with all federal, state and local Environmental Laws applicable to the Property, except to the extent such failure to comply would not reasonably be expected to have a material adverse effect on Borrower, and Borrower has not been cited for any violation of any federal, state or local Environmental Laws applicable to the Property and there has been no “release or threatened release of a hazardous substance” (as defined by CERCLA) or any other release, emission or discharge by Borrower into the environment of any hazardous or toxic substance, pollutant or other materials from the Property, other than as permitted under the applicable Environmental Law. 3.11 Compliance. The Project will be (a) in compliance with all applicable Laws, including, without limitation, all laws of the State of New Jersey and federal statutes relating to appropriate restrictive covenants and the requirements of any governmental authority, except to the extent such failure to comply would not reasonably be expected to 18 DM3\22069542.7 have a material adverse effect on Borrower. To the Borrower’s knowledge after diligent inquiry, the Improvements to the Property have been installed in compliance with all applicable Laws, including, without limitation, all laws of the State of New Jersey and federal statutes related to appropriate restrictive covenants and the requirements of any governmental authority, except to the extent such failure to comply would not reasonably be expected to have a material adverse effect on Borrower. To the Borrower’s knowledge after diligent inquiry, neither the construction of nor the use of the Project, when completed, will violate (i) any Laws (including subdivision, zoning, building, environmental protection and wetland protection Laws), or (ii) any building permits, restrictions of record or agreements affecting the Project or any part thereof, except to the extent such violation of the foregoing would not reasonably be expected to have a material adverse effect on Borrower. Without limiting the generality of the foregoing, to the Borrower’s knowledge after diligent inquiry, all Laws relating to the construction and operation of the Improvements have been complied with, except to the extent such failure to comply would not reasonably be expected to have a material adverse effect on Borrower. The use of the Project will comply in all material respects with all requirements of governmental authorities and the Lease. 3.12 Brokerage Fees. No brokerage fees or commissions are payable by or to any person in connection with this Agreement or the Loan to be disbursed hereunder. 3.13 No Margin Stock; No Plan Assets. The Loan is not being made for the purpose of purchasing or carrying “margin stock” within the meaning of Regulation G, T, U or X issued by the Board of Governors of the Federal Reserve System, and Borrower agrees to execute all instruments necessary to comply with all the requirements of Regulation U of the Federal Reserve System, as at any time amended. Borrower is not a party in interest to any plan defined or regulated under ERISA, and the assets of Borrower are not “plan assets” of any employee benefit plan covered by ERISA or Section 4975 of the Code. 3.14 New Markets Tax Credits Representations and Warranties. Borrower (i) represents and warrants to Lender, its members and, for opinion purposes only, its respective counsel, that, as of the date hereof, the following are true and correct and (ii) expects that, throughout the term of the Loan, the following will remain true and correct: (a) Borrower has provided Lender with Notice of all written or oral notice of which Borrower is aware of all (i) material defaults or failures of compliance with respect to any other financial, contractual or governmental obligation of Borrower; (ii) IRS proceedings regarding the Property, and Borrower; and (iii) material litigation, criminal action or administrative proceeding against Borrower that would reasonably be expected to have a material adverse effect on Borrower; (b) Borrower has no information or knowledge tending to indicate that it might not satisfy all of the requirements of a QALICB; (c) Borrower currently qualifies as a QALICB and expects to qualify as a QALICB throughout the term of the Agreement; (d) Borrower engages solely in a Qualified Business; 19 DM3\22069542.7 (e) Borrower has not entered into and will not enter into or permit, any lease or sublease with respect to the Project to any tenant whose business does not constitute a Tenant Qualified Business; (f) Borrower reasonably expects to expend the Loan Proceeds on the Project within twelve (12) months of the Closing Date; (g) Borrower reasonably anticipates that the completion of the Project will be substantially complete on or before the Completion Date; (h) With respect to the current taxable year, if Borrower has any gross income, at least fifty percent (50%) of the total gross income of Borrower will be derived from the active conduct of a Qualified Business within the Census Tract; (i) [Reserved]; (j) With respect to the current taxable year, at least forty percent (40%) of the use of the tangible property of Borrower (whether owned or leased) is and will be within the Census Tract (for purposes of this representation, the percentage of tangible property owned or leased by Borrower during the taxable year in the Census Tract shall be determined based on a fraction (i) the numerator of which is the Average Value of the tangible property owned or leased by Borrower and used by Borrower within the Census Tract during the taxable year, and (ii) the denominator of which is the Average Value of all of the tangible property owned or leased by Borrower and used by Borrower during the taxable year); provided, however, that for any taxable year in which Borrower has no employees, at least eighty-five percent (85%) of the use of the tangible property of Borrower (whether owned or leased) will be within the Census Tract. Upon the written request of Lender, Borrower will provide Lender with a true, correct and complete list of tangible property owned or leased by Borrower and a description of where such property is used by Borrower. If any property is used by Borrower outside of a Low-Income Community, Borrower shall provide the cost basis of all property owned by Borrower, the estimated value of any leased property and the basis of such estimate, and the business hours of usage of Borrower’s property within and without the Low-Income Community. Borrower shall retain records of the foregoing throughout the term of the Loan; (k) With respect to the current taxable year, less than five percent (5%) of the average of the unadjusted basis of the property of Borrower is and will be attributable to Nonqualified Financial Property. Upon the written request of Lender, Borrower will provide to Lender a true, correct, and complete listing of any Nonqualified Financial Property owned by Borrower, including the unadjusted basis of such property. Borrower shall maintain records thereof throughout the term of the Loan; (l) With respect to the current taxable year in which Borrower, or any Affiliate of Borrower that is primarily engaged in providing services to Borrower, has one or more employees providing services with respect to the Project, at least forty percent (40%) of the services performed for Borrower by its employees is and will be within the Census Tract (for purposes of this representation, this percentage is determined based on a fraction (i) the numerator of which is the total amount paid by Borrower for employee services performed in the Census

20 DM3\22069542.7 Tract during the taxable year, and (ii) the denominator of which is the total amount paid by Borrower for employee services during the taxable year). Upon the written request of Lender, Borrower will provide Lender a true, correct and complete list of such employees, if any, providing services that includes a general description of services provided and the location where services were performed, and, if applicable, compensation paid for services rendered within and without the Low-Income Community. Borrower shall retain records of the foregoing throughout the term of the Loan to the extent Borrower has any employees; (m) With respect to the current taxable year, less than five percent (5%) of the aggregate unadjusted basis of Borrower’s property is and will be attributable to Collectibles; and upon the written request of Lender, Borrower will provide Lender a true and correct listing of any Collectibles, including therein, the unadjusted basis of such property; (n) The Property does not constitute Residential Rental Property and at no time shall the Property be used as, or converted into, Residential Rental Property; (o) Neither Borrower nor any Affiliate thereof is presently debarred, suspended, proposed for debarment, declared ineligible, or voluntarily excluded from participation in this transaction by any Federal department or agency, as such terms are defined in Executive Order 12549, nor is any such action pending or proposed. Borrower shall, simultaneously with execution and delivery of this Agreement, execute and deliver to Lender a certification in the form attached hereto as Exhibit B to further evidence this representation and warranty; (p) No portion of the Property constitutes a “qualified low-income building” under Section 42 of the Code; (q) Borrower does not have or use low-income housing tax credits, as described in Section 42 of the Code; (r) Borrower is not, and will not be, a bank, credit union or other financial institution; (s) Borrower has no present plans or intentions to (i) change the nature of, or manner in which it conducts its business or operation in a manner that would affect Borrower’s continued compliance with the representations and warranties in this Section 3.14; (ii) move or expand its business to a new address; (iii) reduce the percentage of gross income derived from the active conduct of a qualified business within the Census Tract; (iv) change the percentage of employees services performed in the Census Tract; (v) reduce the percentage of use of tangible property in the Census Tract; (vi) maintain collectibles not held primarily for sale in the ordinary course of business at five percent (5%) or more of the aggregate unadjusted cost bases of its assets; (vii) maintain Nonqualified Financial Property at five percent (5%) or more of the aggregate unadjusted cost bases of its assets; (viii) enter into Leases with any tenant that is not a Tenant Qualified Business; or (ix) take any other action that would cause to be untrue this Section 3.14 or Section 7.33 of this Agreement; (t) Borrower is a limited liability company organized under the laws of the State of New Jersey; 21 DM3\22069542.7 (u) Borrower has fully and accurately stated in writing to Lender the nature of its business and of the goods or services provided, its primary sources of revenue and its primary expenditures; (v) Borrower has had no communications with the CDFI Fund concerning noncompliance with, or deficiencies in, reporting practices; (w) Borrower expects to engage in activities which generate revenues from the Project within three (3) years beginning on the date hereof; (x) Borrower has not taken any action or allowed any action to be taken which would result in Fund Investor, the Investment Fund, Lender, or any of their Affiliates to have or obtain NMTC Control of Borrower; (y) Borrower has established bank accounts, and does not and shall not commingle the assets of Borrower with any Person. Borrower’s assets are not listed as assets on the books and records of any other Person, except to the extent that such assets are consolidated with another Person’s assets for financial reporting purposes. Borrower does not and shall not possess or use assets of any other Person, and does not and shall not permit any other Person to possess or use its assets, unless in either case such assets are rented, leased, or otherwise provided for use on an arms-length basis pursuant to a lease or services agreement or similar agreement with such Person. Any services performed for or on behalf of Borrower by employees of any other Person (including any Affiliate of Borrower) are and shall be performed on an arms-length basis pursuant to a services agreement or similar agreement with such Person; (z) There have been no irregularities or illegal acts that would have a material effect on the transactions contemplated by this Agreement, there has been no fraud involving management or employees who have significant roles in the internal control structure of Borrower; fraud involving other employees that could have a material effect on the matter described in this Section; or communications from the CDFI Fund or other regulatory agencies concerning noncompliance with, or deficiencies in, financial reporting practices that could have a material effect on the matter described in this Section; (aa) Borrower maintains, and will maintain throughout the term of this Agreement, a complete set of books and records in accordance with Section 7.33(jj); (bb) [Reserved]; (cc) To the best of Borrower’s knowledge, the Financial Projections fairly present , in all material respects, the reasonably anticipated results of the development and operations of the Project, and the assumptions utilized therein with respect to the Borrower or the Project are, with respect to items known at this time, true, accurate and complete, and with respect to projected items, regarding the Borrower or the Project reasonable estimates based on currently available information; (dd) All material information concerning Borrower or the Property, the Improvements or the Project known to Borrower or any of its Affiliates, or which should have been known to any of them in the exercise of reasonable care, has been disclosed by Borrower to 22 DM3\22069542.7 Lender and there are no facts or information known to Borrower or any of its Affiliates, or which should have been known to any of them in the exercise of reasonable care, which would make any of the facts or information submitted by Borrower to Lender with respect to Borrower, the Property, the Improvements or the Project inaccurate, incomplete or misleading in any material respect; (ee) Borrower reasonably expects that it will have sufficient sources of funds to complete the Project; (ff) Borrower has not knowingly entered into this Agreement, or any other agreements or understandings (whether written or oral) with a principal purpose of entering into a transaction or series of transactions (i) to achieve a result that is inconsistent with Section 45D of Code, and the NMTC Requirements, and/or (ii) to avoid or evade federal income tax; (gg) Borrower will treat the Loan as indebtedness for all purposes, and will not take any positions contrary to such treatment; (hh) Based on the review of the closing date geocoder the Project is located in the Census Tract, the Census Tract is a Low-Income Community, and based on a CDFI Fund geocoder map dated as of the date hereof and provided to Borrower, the Census Tract has one or more of the following criteria or programs in items (i) – (v): (i) Poverty rate greater than thirty percent (30%); (ii) If located within a non-metropolitan area, median family income does not exceed sixty percent (60%) of statewide median family income or if located within a metropolitan area, median family income does not exceed sixty percent (60%) of the greater of statewide median family income or the metropolitan area median family income; (iii) Unemployment rates at least 1.5 times the national average; (iv) Census tracts that are located in counties not contained within a Metropolitan Statistical Area (MSA) (i.e. Non-Metropolitan Counties), as defined pursuant to 44 U.S.C. 3504(e) and 31 U.S.C. 104(d) and Executive order 10253 (3 C.F.R. Part 1949-1953 Comp., p. 758), as amended, with respect to the 2010 Census and as made available by the CDFI Fund; or (v) As permitted by IRS and related CDFI Fund guidance materials, projects serving Targeted Populations to the extent that: (a) such projects are 60% owned by low-income persons (“LIPs”); or (b) at least 60% of the projects’ employees are LIPs; or (c) at least 60% of the projects’ gross income is derived from sales, rentals, services, or other transactions to customers who are LIPs. (ii) Borrower’s sole activities are the leasehold ownership, construction, development and operation of the Project. (jj) Borrower is not in violation of any Anti-Terrorism Law. 23 DM3\22069542.7 (kk) No action, proceeding, investigation, charge, claim, report, or notice has been filed, commenced, or threatened against Borrower alleging any violation of any Anti- Terrorism Law. (ll) Borrower has no knowledge or notice of any fact, event, circumstance, situation, or condition which could reasonably be expected to result in: (i) Any action, proceeding, investigation, charge, claim, report, or notice being filed, commenced, or threatened against it alleging any violation of, or failure to comply with, any Anti-Terrorism Law; or (ii) The imposition of any civil or criminal penalty against Borrower for any failure to so comply. (mm) Borrower is not a Prohibited Person and Borrower has provided Lender with sufficient information (including names, addresses and, where applicable, jurisdiction of formation or organization) to reasonably permit Lender to verify the foregoing representation. (nn) Borrower does not: (i) Conduct any business or engage in making or receiving any contribution of funds, goods, or services to or for the benefit of any Prohibited Person; (ii) Deal in, or otherwise engages in any transaction relating to, any property or interests in property blocked under the Executive Order; or (iii) Engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law. (oo) Except as permitted in the Reimbursement and Certification Agreement, Borrower has not and will not use the Loan to repay or refinance any debt or equity provider, or an Affiliate of any debt or equity provider, whose capital was used, directly or indirectly, to fund the QEI. (pp) Borrower has reasonable grounds to believe that (i) the Project will have significant residual value upon the maturity of the Loan, (ii) Borrower will at all times have sufficient assets to repay the Loan as and when due, and (iii) the value and/or income generated by Borrower will be sufficient to allow Borrower to repay the outstanding principal and interest on the Loan at or prior to maturity. (qq) The representations and warranties included in the Reimbursement and Certification Agreement are incorporated herein by reference. (rr) Borrower expects that the representations made under this Section 3.14 will continue to be accurate during the entire term of this Agreement.

24 DM3\22069542.7 (ss) The trade or business of Borrower does not include the development or holding of intangibles for sale or license. (tt) Farming (within the meaning of Section 2032A(e)(5)(A) or (B) of the Code) is not an activity of Borrower. 3.15 Tax Returns and Payment. Borrower has timely filed or has timely obtained extensions for filing all federal, income and material state, local and other material income and other material tax returns that are required to be filed and has paid all taxes that have become due and payable pursuant to such returns and all other taxes, assessments, fees and other governmental charges upon Borrower and upon its properties, income and franchises that have become due and payable by Borrower, other than those that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established, in excess of $50,000. There is no asserted or assessed (or, to the knowledge of Borrower, proposed) tax deficiency against Borrower, except for any deficiency claim that is being contested in good faith by appropriate proceedings and for which adequate reserves have been established. 3.16 Guarantees. Except for (a) guarantees executed in connection with the Wells Fargo Credit Agreement, and (b) guarantees and indemnities issued in favor of Lender and/or Valley National Bank, none of Borrower, Guarantor or any other borrower under the Wells Fargo Credit Agreement is a guarantor, surety, endorser, accommodation endorser, pledgor, or hypothecator of assets with respect to any other Indebtedness 3.17 No Insolvency. No bankruptcy, attachment, execution proceeding, assignment for the benefit of creditors, insolvency, receivership, or other, similar proceedings with respect to Borrower is pending or (to the knowledge of Borrower) overtly threatened. As of the date hereof, Borrower is sufficiently capitalized to perform all of its duties and obligations. 3.18 Leases. Borrower represents that there are no leases of the Property as of the date hereof other than the Lease. Borrower shall not enter into or permit any additional Leases affecting the Property without Lender’s prior written consent, which consent shall not be unreasonably withheld, conditioned, or delayed. 3.19 [Reserved]. 3.20 Consents. All consents to the Loan and transactions contemplated in connection therewith have been obtained or waived. Section 4. Conditions Precedent to Lender’s Obligation to Make the Initial Disbursement. Lender shall not be obligated to disburse the proceeds of the Loan, unless the following conditions precedent shall have been satisfied, except as otherwise allowed for herein or for those conditions precedent waived by Lender: 25 DM3\22069542.7 4.1 Loan Documents. Lender shall have received each of the Loan Documents duly executed by Borrower, and all other applicable parties, all in form and substance acceptable to Lender. 4.2 Governing Instruments. Lender shall have received from Borrower a copy of the certificate of formation of Borrower certified as being true and correct by an officer of the Borrower, a certified copy of Borrower’s operating agreement (and all amendments thereto), a certificate of incumbency and authority of Borrower as to the incumbency and signature of each representative of Borrower who has executed any document on behalf of Borrower in connection with the transactions contemplated by this Agreement, and such other documents, instruments, agreements and certificates as Lender may reasonably request with respect to Borrower. 4.3 Good Standing and Resolutions. With respect (a) to Borrower, Lender shall have received (i) a Certificate of good standing from the secretary of state of the State of New Jersey; (ii) certified resolutions authorizing the transactions contemplated by the Loan Documents in form and content acceptable to Lender; and (iii) such other documents, instruments and certificates as Lender may reasonably request. 4.4 Legal Opinions. There shall have been delivered by Borrower’s Counsel or Borrower’s local legal counsel, as applicable, legal opinions in form and content reasonably acceptable to Lender, Fund Investor and each of their counsel. 4.5 Financial Statements. Lender shall have received and approved (i) filed IRS tax returns for Borrower for the past three years, if applicable, and (ii) certified copies of current financial statements with respect to Borrower. 4.6 Pre-Incurred Cost Summary. Lender and Fund Investor shall have received and approved of the Pre-Incurred Cost AUP Report prepared by the Accountants prior to or on the date hereof. 4.7 QALICB AUP Report. Lender and Fund Investor shall have received and approved the QALICB AUP Report prepared by the Accountants prior to or on the date hereof. 4.8 [Reserved]. 4.9 [Reserved]. 4.10 Flood Zone Report. At Lender’s option, Lender shall have received written evidence satisfactory to Lender that the Property is not located in an area designated by the Secretary of Housing and Urban Development as a special flood hazard area. 4.11 Insurance Policies. Lender shall have received copies of all insurance policies (or certificates) as requested by Lender. 26 DM3\22069542.7 4.12 Lease Agreements. Lender shall have received and approved all leases, occupancy agreements or letters of intent of prospective tenants of the Property, including, without limitation, the Lease. 4.13 Compliance. Neither Borrower nor Lender shall have received any notice that claims or asserts that there has been a failure to comply with or a breach of any of the approvals or authorizations required hereunder in any material respect. 4.14 No Default. There shall be no Default or Event of Default under this Agreement or any of the other Loan Documents. 4.15 Pre Closing Costs. Lender and Borrower acknowledge that, pursuant to the Reimbursement and Certification Agreement, a portion of the Loan shall be used to pay for costs that were previously incurred in connection with the Project. Prior to the date hereof, Borrower shall have delivered to Lender copies of all invoices, receipts, bills, proof of payment and other such documentation reasonably requested by Lender and Fund Investor to support such previously incurred costs. Lender and Fund Investor shall have received documentation regarding prior expenditures satisfactory to Lender and Fund Investor. Furthermore, Borrower shall maintain copies of all invoices, receipts, bills, proof of payment and other such documentation to support one hundred percent (100%) of such previously incurred costs for the shorter of (i) the entire period that the Loan remains outstanding plus three (3) years or (ii) the NMTC Recapture Period plus three (3) years. Borrower shall make such back-up documentation promptly available in the event that it is requested by Lender, Fund Investor, or the CDFI Fund. Additionally, Borrower represents that the Reimbursed Costs (as defined in the Reimbursement and Certification Agreement) to be reimbursed from Loan Proceeds (i) were incurred no more than twenty-four (24) months prior to the date hereof, (ii) are actual documented expenditures for legitimate business purposes that occurred during the normal course of Borrower’s operation, (iii) are similar in amount and scope when compared to expenditures by a similar entity for a similar project under similar circumstances, (iv) are directly attributable to the “Qualified Business” of Borrower, and (v) if any Reimbursed Costs were paid to an entity affiliated with Borrower, such costs and expenses were in amounts no greater than the amounts that would have been charged between arms’-length parties 4.16 Portion of Business. Lender shall have received evidence satisfactory to it that Borrower’s Business constitutes a “portion of the business” of Borrower in accordance with Treasury Regulations Section 1.45D-1(d)(4)(iii), such that Borrower’s Business constitutes and is reasonably expected to constitute a QALICB throughout the term of this Agreement including, without limitation, an agreed-upon procedures report from the Accountants and an opinion of legal counsel, each in form and substance satisfactory to Lender, concerning the qualification of the “portion of the business” as a QALICB. 4.17 [Reserved]. 4.18 Taxes. All taxes owing by Borrower must be current as of the date hereof, except to the extent such taxes are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in excess of $50,000. 27 DM3\22069542.7 4.19 Building Permits. A copy of all available building permits, licenses and other governmental permits, or proof of the immediately availability of the same, required to authorize the completion of the Project. 4.20 Other Documents. Lender shall have received and approved the following, all in form and substance satisfactory to Lender: (a) The Reimbursement and Certification Agreement; (b) Copies of all other material agreements between Borrower and any architects, engineers, managers or supervisors related to the Project, the Property and/or the Improvements. 4.21 Budget. Lender shall have received and approved the Budget with respect to the Project. 4.22 Financial Projections. Lender shall have received and approved the Financial Projections, including, without limitation, evidence satisfactory to Lender that there are sufficient sources of funds (loan, equity or otherwise) committed on the Closing Date to pay the costs set forth on the Budget. 4.23 Utility Services. Lender shall have received and approved written evidence reasonably satisfactory to Lender that all utility services necessary for the construction of the Project and the operation thereof for their intended purposes are or will be available at the Property. 4.24 Other Requirements. Lender shall have received the documents, data or information with respect to Borrower, the Property, the Improvements and the Project as Lender may reasonably request, including, without limitation, leases, subordination agreements, attornment agreements and consents from any entities involved in the transactions contemplated by this Agreement, all in form and content reasonably satisfactory to Lender; provided, however, that Lender shall have the option in its reasonable discretion to waive or defer any of the foregoing requirements. Section 5. Conditions Precedent to Lender’s Obligation to Make Future Disbursements. Lender’s obligation to make or approve any and all future Disbursements, after the Initial Disbursement, is subject to the satisfaction of the following additional conditions precedent, except to the extent such conditions precedent may be waived by Lender: 5.1 Representation and Warranties True. Borrower’s representations and warranties herein shall be and remain true and correct in all material respects. 5.2 [Reserved]. 5.3 No Default. No Default or Event of Default shall have occurred and be continuing under this Agreement or under any other Loan Document.

28 DM3\22069542.7 Section 6. Operating Account and Use of Loan Proceeds. 6.1 Purpose and Security for Loans. (a) Purpose of Loan. Loan Proceeds shall be disbursed only for the payment or reimbursement of actual costs, fees, and expenses incurred by Borrower in connection with: (i) the development, renovation, and equipping of the Project in substantial accordance with the Plans and Specifications; (ii) the payment of any Loan closing costs and fees and interest during the applicable period; (iii) the payment of Approved Working Capital Expenses, as shown in the Budget; and (iv) the reimbursement of pre-incurred costs related to the Project, subject to documentation and Lender approval; all as shown in the Budget with all such disbursements to be made in accordance with the terms and conditions of this Agreement and the other Loan Documents. 6.2 Draw Requests and Closing Disbursements. On the Closing Date and upon satisfaction of all requirements of Lender and the terms of the Flow of Funds Memorandum, Lender shall advance its Loan Proceeds to Borrower. The Loan Proceeds shall be transferred to Borrower pursuant to the Flow of Funds Memorandum, including, but not limited to: (a) by a deposit into the Operating Account in the amount set forth in the Flow of Funds Memorandum; and (b) by a deposit into the NJCC Fee Reserve Account in the amounts set forth in the Flow of Funds Memorandum. 6.3 Working Capital Expenses. Provided that no Default or Event of Default under any of the Loan Documents has occurred and/or is then continuing, Borrower shall have access to and may draw the Loan Proceeds on deposit in the Operating Account without further authorization or approval of Lender, solely to be used by the Borrower to pay for pay for equipment costs and inventory of sellable goods and general working capital not related to any Excluded Business designated for the Facility (collectively referred to as the (“Approved Working Capital Expenses”). The Borrower shall provide invoices, receipts and proof of payment for Approved Working Capital Expenses for the Operating Account, due within fifteen (15) calendar days after the end of each calendar month (collectively “Working Capital Receipts”). 29 DM3\22069542.7 6.4 NMTC Considerations. Notwithstanding the foregoing Sections 6.2 and 6.3, at no time shall any funds be retained in the Operating Account or any reserve account to the extent that Lender determines such Loan Proceeds would result in five percent (5%) or more of the average of the unadjusted bases of the Project’s property being attributable to nonqualified financial property, as determined pursuant to Section 45D(d)(2)(A)(v) of the Code and Section 1.45D-1(d)(4)(i)(E) of the Treasury Regulations. Additionally, no portion of such funds released to Borrower shall be used, in whole or in part, or directly or indirectly, to repay or refinance expenditures incurred by any debt or equity provider whose capital was used to fund a QEI in Lender (each such debt or equity provider, a “QEI Capital Source”) or to repay or refinance expenditures incurred by an Affiliate of a QEI Capital Source, unless such expenditures: (i) were incurred no more than twenty-four (24) months prior to the release of such funds; (ii) are actual documented reasonable expenditures for legitimate business purposes that occurred during the normal course of operation; (iii) are similar in amount and scope when compared to expenditures by a similar entity for a similar project under similar circumstances; (iv) are directly attributable to the “qualified business” (as defined in Section 45D(d)(3) of the Code) of the Project; (v) are in amounts not greater than what would have been charged between arm’s-length parties; (vi) are reimbursements for actual costs incurred, which are capitalizable in the basis of Borrower’s property and do not represent payments based on the then- current value of an asset; and (vii) have not previously been reimbursed or refinanced from any source. Section 7. Covenants of Borrower. Borrower (in addition to and not in derogation of its covenants contained in any of the other Loan Documents) covenants and agrees, from the date hereof and for so long as the Loan or any portion thereof is outstanding, and unless Lender otherwise consents in writing, as follows: 7.1 Use of Loan Proceeds. Borrower shall use Loan Proceeds solely to pay, or to reimburse Borrower or an affiliate for paying, Costs and expenses incurred by Borrower in connection with the construction, development, and operation of the Project, together with other expenses set forth on the Budget and such incidental costs and expenses relating thereto approved in writing by Lender, which consent shall not be unreasonably withheld. 7.2 Prohibition of Transfer. Borrower shall not convey, sell, mortgage, grant, bargain, pledge, assign, transfer or further encumber Borrower’s leasehold interest in the Property, or Borrower’s interest in any of the Improvements, except for Permitted Liens, without the prior written consent of Lender, which consent shall not be unreasonably withheld, conditioned, or delayed. Borrower shall not consolidate with or merge into any Person, or permit any other Person to merge into it, or acquire (in a transaction analogous in purpose or effect to a consolidation or merger) all or substantially all of the assets of any other Person. Borrower shall notify Lender promptly in writing of any Change in Control, which change shall not be made without the prior written consent of Lender, which consent shall not be unreasonably withheld, conditioned, or delayed. 30 DM3\22069542.7 7.3 Timetable. Borrower will cause the construction of the Improvements to be prosecuted with diligence and continuity in accordance with the Construction Progress Schedule attached as Exhibit “F” and will complete the same in substantial accordance with the Plans and Specifications, free and clear of any liens or claims for liens for labor or services performed and/or materials supplied in connection with the construction of the Improvements, on or before the Completion Date, except as such date may be extended for Unavoidable Delays. 7.4 [Reserved]. 7.5 Costs and Expenses. Borrower shall pay, or cause to be paid, on demand all reasonably documented out-of-pocket tax and audit expenses; closing and annual community impacts reporting costs; servicing costs; ongoing operating, compliance and asset management related expenditures; any reasonable costs in connection with transactions involving the redemption of the Investment Fund’s interest in the Lender and the sale of the Fund Investor’s interest in the Investment Fund and documents entered into in connection therewith, all after the termination of the NMTC Recapture Period or after the Note Maturity Date; and costs incurred in connection with the preparation, negotiation, execution, delivery and administration (including amendments and modifications) of the Loan Documents, of Lender and any of its Affiliates. Specifically, but not as a limitation, Borrower will pay the following reasonable costs and expenses of Lender: (a) All taxes (other than taxes imposed on the taxable income of the Lender or its members), including all intangible, registration and stamp taxes, if any, incurred by Lender in connection with the transactions contemplated by this Agreement; (b) All reasonable documented out-of-pocket legal fees and expenses, including, without limitation, Lender’s and Fund Investor’s counsel’s fees and expenses for services performed and sums advanced or disbursed in connection with the transactions contemplated by this Agreement, plus reimbursement of all documented out-of-pocket expenses incurred in connection therewith; (c) [Reserved]; (d) All reasonable documented out-of-pocket fees of Accountants in connection with preparation of the Financial Projections (e) All reasonable documented out-of-pocket fees incurred in connection with any lawsuit or other proceeding against Lender, the Investment Fund and/or Fund Investor in connection with collection of the Loan, subject to the provisions regarding indemnification below; (f) The closing costs and expenses as reflected in the Flow of Funds Memorandum; (g) Any Extraordinary Expenses; and (h) Lender Fees and Expenses 31 DM3\22069542.7 (i) Borrower acknowledges and agrees that from the Closing Date through and including the seventh (7th) anniversary of the Closing Date, a portion of the quarterly interest payments made on the portion of the Loan shall be used by Lender to pay an asset management fee (the “NJCC Asset Management Fee”) to cover the ongoing compliance, bookkeeping and accounting expenses of Lender in the annual amount of $30,000 (prorated for any partial year), which fee shall be payable pursuant to the Fee Agreement by and among the Lender, the Borrower and the Investment Fund (the “Fee Agreement”). Payments of the annual NJCC Asset Management Fee shall be withdrawn from the NJCC Reserve Account to pay a portion of the quarterly interest payment due on the Loan to the extent that there are available proceeds in such account, and otherwise paid from other funds of Borrower. (ii) Commencing in 2025 and continuing through the seventh (7th) anniversary of the Closing Date, Borrower shall pay directly to Lender an annual accounting and tax reimbursement (the “NJCC Tax and Accounting Fee”) in the amount of $5,500 for each year, which shall be payable pursuant to the Fee Agreement. Payments of the annual NJCC Tax and Accounting Fee shall be withdrawn from the NJCC Reserve Account to make such payments when they are due, to the extent that there are available proceeds in such account, and otherwise such payments shall be made from other funds of Borrower. 7.6 Governmental Requirements; Restrictive Covenants. Borrower will comply in all material respects with (i) any requirement of any governmental authority applicable to the Property or the Project and (ii) all restrictive covenants affecting the Property, including, without limitation, the provisions of any applicable redevelopment plan or agreement. Upon Lender’s reasonable written request, Borrower will provide Lender with copies of all building permits, licenses and other governmental permits received. 7.7 Acceptable Property Management Agreement. Borrower will not enter into a property management agreement unless the same is in a form and substance reasonably acceptable to Lender. 7.8 [Reserved]. 7.9 Defects; No Waiver. Borrower will, upon written demand of Lender, correct or cause to be corrected (a) any material structural defect in the Improvements, and (b) subject to the provisions of Section 7.17 hereof, any material departure from the Plans and Specifications not approved by Lender in writing. The advance of any Loan Proceeds hereunder shall not constitute a waiver of any Lender’s right to require compliance with this covenant. 7.10 Restrictive Covenants. Borrower will comply with all restrictive covenants affecting the Borrower’s interest in the Property. 7.11 Insurance. Borrower shall, at its sole cost and expense, provide or cause to be provided and shall keep in force at all times for the benefit of Lender such insurance coverage with respect to Borrower and/or the Property (or any replacements or substitutions thereof) as Lender may reasonably require, including, without limitation, the insurance coverage described on Exhibit D attached hereto and incorporated herein by

32 DM3\22069542.7 reference. Borrower agrees to notify Lender immediately in writing of any fire or other casualty to or accident involving the Project, whether or not such fire, casualty or accident is covered by insurance, and of any institution of condemnation proceedings or notice of any pending or threatened condemnation proceedings. Borrower further agrees to notify promptly Borrower’s insurance company and to submit an appropriate claim and proof of claim to the insurance company if the Project is damaged or destroyed by any fire or other casualty. 7.12 [Reserved]. 7.13 Additional Documents and Information. Borrower shall maintain its books and records on an accrual basis in accordance with GAAP in all material respects, and retain the same for such period required by law or if longer, such period recommended by the Accountants. Borrower shall maintain all records with respect to the Project. Borrower’s books and all other records with respect to the Project and financial statements of Borrower shall be available for examination by Lender, or its duly authorized representative, during normal business hours upon ten (10) Business Days’ advance written notice. Borrower shall provide the following to Lender at Borrower’s expense: (a) any reports and information reasonably required by Lender to maintain compliance with NMTC Requirements, including those reports set forth in Section 7.33; (b) upon the occurrence of any natural disaster and/or incident and/or widespread property damage or environmental threat or contamination having a material adverse impact on the Property, a report of the extent of the damage to the Property, and the effect such damage might have on the operations of the Property; (c) upon Borrower learning of any violation of any health, safety, building code, or other statute or regulation which violation has or could reasonably be expected to have a material adverse effect on Borrower and/or the Project, a detailed statement describing such matters along with any material written notices thereof received by Borrower from any federal, state, or local governmental entity; (d) within fifteen (15) Business Days after receipt by Borrower, copies of all default notices, notices of material reductions or elimination of material benefits under any federal, state, or local program previously enjoyed by Borrower; notice of any written demand for payment or draw under any construction completion guarantee, performance bond, or letter of credit regarding Borrower in excess of $250,000; and notices regarding the Property’s compliance with any regulatory restrictions imposed thereon, which failure to comply would reasonably be expected to have a material adverse effect on Borrower; (e) any written notice of any (i) default or failure of compliance with respect to any other financial, contractual or governmental obligation of Borrower in excess of $250,000; (ii) IRS proceeding regarding the Property or Borrower; (iii) litigation, criminal action or administrative proceeding against Borrower that would reasonably be expected to have a material adverse effect on Borrower; 33 DM3\22069542.7 (f) within seventy five (75) calendar days of the end of each fiscal quarter of the Borrower and the Guarantor (“Fiscal Quarter”), (A) consolidated balance sheets of the Guarantor, and its subsidiaries as of the end of such Fiscal Quarter; (B) consolidated statements of income and consolidated statements of cash flows of Guarantor, and its subsidiaries as of the end of such Fiscal Quarter, certified as true and correct by the Chief Financial Officer of the Guarantor and in a form reasonably acceptable to the Lender in all respects, together with a No Event of Default” Certificate in the form set forth in Exhibit E attached hereto of the Chief Financial Officer of the Guarantor stating that no Event of Default has occurred; (C) a report or such other information as may be deemed by Lender to be material to the existence or operation of Borrower as it relates to the Project or the Property and its financial statements; (g) on or before one hundred twenty (120) days following each Fiscal Year end of Guarantor, (i) annual audited financial statements of Guarantor, including a balance sheet, an income statement and a cash flow statement through the end of the prior Fiscal Year, which shall be prepared by an independent accounting firm and (ii) a profit and loss statement of Borrower; (h) within thirty (30) days after the filing of its federal tax return for each Fiscal Year commencing with the 2025 Fiscal Year; (i) Upon request to Lender, evidence of Insurance as required by this Agreement, no later than ten (10) days prior to the expiration of any Insurance policy required hereunder, Acord certificates evidencing the renewal or replacement of any such expiring Insurance policy; (j) [Reserved]; (k) upon not less than thirty (30) days’ prior written notice (which notice period shall be waived after an Event of Default) from Lender, Borrower shall provide to Lender such other information reasonably relating to the condition or operations, financial or otherwise, of Borrower and/or the Project or the economic impact of the Project as Lender may from time to time request; (l) not later than January 31 and July 31 of each calendar year during the NMTC Recapture Period, a compliance certificate delivered to Lender and Investment Fund, in the form attached hereto as Exhibit C, setting forth (A) the basis for Borrower’s compliance (or failure of compliance) with each of the covenants set forth in Section 7.33 below, (B) a restatement by reference of each of the representations and warranties contained in Section 3 hereof (or providing detailed information why any such representation or warranty cannot be restated), and (C) a “No Event of Default” certification in the form set forth in Exhibit E attached hereto of the Chief Financial Officer of Guarantor certifying that no Default or Event of Default exists as of the date of such certificate, or if any Default or Event of Default exists, providing detailed information concerning the nature of all existing Defaults or Events of Default. Upon written request by Lender or Investment Fund, Borrower will provide to Lender a true, correct and complete list of its employees that includes a general description of services provided and the location where services were performed, and, if applicable, compensation paid for services rendered within and without the Census Tract. Borrower shall retain records of the foregoing throughout the term of the Loan; 34 DM3\22069542.7 (m) on or before March 1 of each year, beginning in 2026, the Community Benefits Report required pursuant to the Community Benefits Agreement; (n) [reserved]; (o) [reserved]; (p) All balance sheets and other financial reports referred to above will be in such detail as Lender may reasonably request and will conform to GAAP applied on a consistent basis; (q) If the last date to deliver any information, report, or notice required by this Agreement falls on any day other than a Business Day, the information, report, or notice shall be delivered by the next Business Day; (r) [Reserved]; and (s) Borrower shall provide Lender with Notice of any written or oral notice of any default or failure of compliance with respect to any other financial, contractual or governmental obligation of Borrower or any Affiliate of Borrower which would materially impact (A) Borrower’s ability to make payments on the Loan and/or (B) the value of the Project. (t) If Lender has a reasonable concern regarding Borrower’s status as a QALICB and provides a written request to Borrower for delivery of an AUP Report regarding status of Borrower as a QALICB, no later than 30 days after the end of each calendar year (or 30 days after the date of the written request by Lender, if later), Lender and Fund Investor shall have received and approved an AUP Report regarding status of Borrower as a QALICB prepared by the Accountants. 7.14 Leases. Without the prior written consent of Lender, which consent shall not be unreasonably withheld, conditioned, or delayed, Borrower shall not (i) enter into any Lease of space with respect to the Property or any portion thereof except the Lease, (ii) cancel, terminate, or otherwise materially modify the terms of any Lease or accept a surrender thereof, (iii) consent to any assignment of, or subletting of, all or any portion of the premises demised under any Lease. Any and all Lease(s) with respect to the Project shall provide that any violation of the NMTC use restrictions in Section 45D of the Code and the Treasury Regulation promulgated thereunder (“NMTC Use Restrictions”) shall be a material default giving rise to an immediate right of termination of the Lease or sublease to the extent permitted by applicable law subject to the minimum notice requirements of applicable law. 7.15 Financial Restrictions on Borrower. Borrower shall take reasonable efforts to avoid accumulating Nonqualified Financial Property in excess of five percent (5%) of the average of the unadjusted basis of the property of Borrower will be attributable to Nonqualified Financial Property. Borrower shall not, liquidate, terminate or voluntarily dissolve. 7.16 [Reserved]. 35 DM3\22069542.7 7.17 Liens and Encumbrances. All of (i) the fixtures, maintenance supplies, tools, equipment and the like now and to be leased and/or owned by Borrower or to be appurtenant to, or to be used in the operation of the Property, as well as (ii) the rents, revenues and profits earned from the operation of the Property, will be free and clear of all security interests and encumbrances except for (x) Permitted Liens , and (y) any financings and leases in the ordinary course of business for furniture, fixtures and equipment not to exceed an aggregate amount of $50,000 in any one year. 7.18 Certificates. Borrower shall furnish to Lender evidence of all governmental approvals and/or certificates required for operation of the Project no later than ninety (90) calendar days after the completion of the Project, including, but not limited to, (a) a copy of the original certificate of occupancy issued by the governmental authority having jurisdiction over the Property and all other necessary consents and approvals of any governmental boards, bureaus or departments having jurisdiction over the Property, in connection with the use and occupancy of the Property; (b) all necessary certificates and approvals of the appropriate Board of Fire Underwriters or other similar body acting in and for the locality in which the Property is situated; and (c) all required licenses and agreements in respect of any easements extending beyond the boundary lines of the Property. 7.19 Use. The anticipated use of the Project will comply in all material respects with all requirements of governmental authorities and any restrictive covenants to which the Property may be subject, except to the extent such failure to comply would not reasonably be expected to result in a material adverse effect on Borrower or the Project. 7.20 Construction. All renovation, construction and equipping shall be performed substantially in accordance with the Construction Progress Schedule, all New Jersey and federal statutes, and any restrictive covenants and the requirements of any governmental authority: (a) The Borrower will not (without the prior approval of Lender, which approval shall not be unreasonably withheld, conditioned or delayed), other than due to Unavoidable Delay, substantially change the Construction Progress Schedule to the extent such change (i) is reasonably expected to have a material adverse impact on the amount of New Markets Tax Credits available to the Project set forth in the Financial Projections, (ii) is reasonably expected to have a material adverse impact on Borrower’s ability to repay the Loan, or (iii) is reasonably expected to result in the proceeds of the Loan not being expended by the Borrower for Approved Working Capital Expenses within twelve (12) months of the date hereof; and (b) The Borrower will not (without the prior approval of Lender, which approval shall not be unreasonably withheld, conditioned or delayed) approve a reallocation of line items within the Budget unless sufficient funds remain in the line item from which the amount is to be reallocated to pay all Costs to be paid from that line item and no line items in the Budget (other than the line item to which the reallocation is sought) are required to be increased. 7.21 No Modifications. Borrower shall not amend, modify or terminate any Lease permitted hereunder without the prior written consent of Lender, which consent shall not be unreasonably withheld, conditioned or delayed. Further, Borrower shall not

36 DM3\22069542.7 amend and/or modify its organizational documents, including, without limitation, Borrower’s operating agreement, if such amendment or modification would reasonably be expected to have a material adverse effect on Lender’s interests or rights hereunder without the prior written consent of Lender, which consent shall not be unreasonably withheld, conditioned or delayed. 7.22 Conduct of Business. Borrower shall maintain in full force and effect (a) its organizational existence, and (b) all licenses, bonds, franchises, leases, patents, contracts and other rights necessary to the conduct of its business, including, without limitation, notices, permits or licenses, if any, filed or obtained with regard to compliance with Environmental Laws. 7.23 Environmental Matters. (a) [Reserved]. (b) Borrower shall comply, and shall cause any subtenant, any property manager, any lessees and other operators of the Property to comply, with all Environmental Laws, except to the extent failure to comply would reasonably be expected to have a material adverse effect on Borrower. 7.24 Notice. Borrower shall promptly notify Lender if Borrower receives any of the following with respect to the Property or the Project: (a) Notice that any violation of any Law or Environmental Law has been committed by Borrower or otherwise has affected the Project; (b) Notice that any administrative or judicial complaint or order has been filed against Borrower or the Project alleging violations of any Environmental Law or requiring Borrower to take any action in connection with the release or threatened release of any Hazardous Substances or solid wastes into the environment; (c) Notice from a federal, state, or local governmental agency alleging that Borrower may be liable or responsible for costs associated with a response to or cleanup of a release or threatened release of Hazardous Materials or solid wastes into the environment or any damages caused thereby, including, without limitation, any notice that Borrower is a “potentially responsible party,” as defined by CERCLA; (d) Borrower’s actual knowledge of the occurrence of any Event of Default; (e) Any material adverse change in Borrower’s financial condition that could reasonably be expected to materially adversely affect Borrower’s obligations under this Agreement; or (f) Borrower’s actual knowledge of any event which would be likely to cause the loss or recapture of any portion of the New Markets Tax Credits. 37 DM3\22069542.7 7.25 Litigation. Borrower shall promptly advise Lender, in writing, of any action, suit or proceeding brought against Borrower, or threatened in writing, prior to full payment of the Note if such action, suit or proceeding seeks damages, penalties, fines, costs or expenses in excess of One Hundred Thousand and No/100 Dollars ($100,000.00). 7.26 Other Indebtedness. Borrower shall not incur any additional Indebtedness without Lender's prior written consent, provided that Lender's prior written consent shall not be required for Borrower's incurrence of additional Indebtedness if Borrower provides to Lender, no less than fifteen (15) business days prior to incurring such Indebtedness. (a) written notification of such additional Indebtedness, along with reasonable supporting documentation, and (b) a calculation demonstrating that. upon incurring such additional Indebtedness, the Debt Service Coverage Ratio of Borrower shall be no less than 1.0 to 1.0. For purposes of this Section 7.26, "Debt Service Coverage Ratio" shall mean, as of the date of determination, the quotient obtained by dividing (i) the amount of Borrower's net cash flow available for debt service for the 12-month period beginning on the date of determination, by (ii) the amount of debt service payments (principal and interest) which would be required to be made by Borrower during such period. 7.27 Inspection. (a) Upon ten (10) Business Days’ prior written notice, or without notice if an Event of Default exists, Lender, or any person designated by Lender, shall have the right, at Lender’s own cost, from time to time hereafter, to contact Borrower and coordinate a time, during reasonable business hours and without hindrance or delay by Borrower, that Lender may, (i) inspect, audit, check and make copies of and extracts from Borrower’s books, records, journals, orders, receipts, correspondence and other data relating to Borrower’s business or to any transactions between the parties hereto and whether such items or data are maintained in accordance with Borrower’s standard operating procedures pursuant to this Agreement; (ii) [Reserved]; (iii) discuss the affairs, finances and business of Borrower with Borrower’s designated officers, employees of Borrower; and (iv) inspect the real property of Borrower (with reasonable prior notice to any occupants or tenants), and any books, records, journals, orders, receipts, correspondence, notices, permits or licenses, with regard to, among other things, compliance with applicable Environmental Laws. Any such inspection by Lender and their respective representatives shall be for the benefit and protection of Lender, and Lender shall not have any obligation to disclose the results thereof to any third party, but will disclose results of environmental inspections to Borrower upon request. Borrower will deliver to Lender, within ten (10) Business Days of written request therefor, any instruments necessary to obtain records from any person maintaining the same. Lender’s rights set forth in this Section 7.27(a) shall be subject to the terms of any non-disclosure or confidentiality agreements to which Borrower and Lender or their Affiliates are a party related to the information described above. (b) During the construction period, upon ten (10) Business Days’ prior notice, Lender may inspect, at Lender’s own cost, from time to time during normal business hours, (i) the Project, and the equipping of the Project; and (ii) such other matters, documents and information as Lender deem reasonably necessary or desirable. Lender’s inspection of the Project and such other matters, documents and information is solely for Lender’s own benefit in administering this Agreement. Such inspection may not be relied upon by Borrower or any other 38 DM3\22069542.7 party, person or entity, and any decision by Lender to advance any Loan Proceeds or not to advance any Loan Proceeds shall not indicate, on behalf of Lender, any approval or disapproval of the status, quality or completion of the Project either at the time of, or before or after such Disbursement, or refusal to make such Disbursement. (c) [Reserved]. 7.28 Maintenance of Debt Service Coverage Ratio. Upon the issuance of additional indebtedness Borrower shall maintain a Debt Service Coverage Ratio of no less than 1.00 to 1.00, which shall be tested as of the end of each Fiscal Year of the Borrower. 7.29 Delivery of Debt Service Coverage Ratio Calculation. In connection with each compliance certificate delivered to Lender and the Investment Fund on January 31 of each calendar year, such compliance certificate in the form attached hereto as Exhibit C, Borrower shall include a calculation (in form and substance acceptable to Lender) that Borrower complies, as of the end of the immediately preceding Fiscal Year, with the Debt Service Coverage Ratio covenant set forth in Section 7.28 hereof provided however that the requirement of this Section 7.29 shall apply only in the Fiscal Years in which Borrower incurs additional indebtedness. 7.30 [Reserved]. 7.31 NJCC Reserve Account. Borrower shall establish and maintain the NJCC Reserve Account in the name of Borrower, using Borrower’s federal taxpayer identification number and held at Depository Bank. The funds in the NJCC Reserve Account shall be used to pay certain fees and expenses of Lender as set forth in herein, and for no other purpose unless approved in writing by Lender. Any interest earned on funds held in the NJCC Reserve Account shall remain in the NJCC Reserve Account and become a part thereof. Lender may withdraw funds in the NJCC Reserve Account from time to time in Lender’s discretion for application to obligations of Borrower under this Agreement or the other Loan Documents. The NJCC Reserve Account is pledged solely to Lender pursuant to the Pledge Agreement (NJCC Reserve Account). 7.32 Anti-Terrorism Laws. Borrower covenants and agrees with Lender as follows: (a) Borrower shall not: (i) Conduct any business or engage in making or receiving any contribution of funds, goods, or services to or for the benefit of any Prohibited Person; (ii) Deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order or any other Anti- Terrorism Law; or (iii) Engage in, or conspire to engage in, any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law. 39 DM3\22069542.7 (b) [Reserved]. (c) Borrower agrees to deliver to Lender promptly (but in any event within ten (10) Business Days of Lender’s written request) any certification or other evidence requested from time to time by Lender in its reasonable discretion, confirming Borrower’s compliance with the foregoing covenants. 7.33 New Markets Tax Credits Covenants. Borrower hereby covenants and certifies to Lender, its members and, for opinion purposes only, its counsel, that, during the term of the Loan, the following shall be true and correct: (a) At the direction of Lender, Borrower shall prepare and submit, as appropriate, to the Secretary of the Treasury or the IRS (or any other governmental authority designated for such purpose), on a timely basis, any and all annual reports, information returns and other certifications and information regarding the Borrower or the Project and required to avoid any NMTC Recapture Event or the imposition of penalties or interest on the Investment Fund or any of its members for failure to comply with the requirements of the Code or any other applicable laws relating to the New Market Tax Credits; (b) Borrower shall exercise good faith in all activities relating to the conduct of its business, and Borrower shall take no action which is not reasonably related to the achievement of the purpose of completing the Project in accordance with this Agreement; (c) Borrower shall provide such information as is necessary for Lender and its members to make timely, accurate and complete submissions of (i) federal and state income tax returns, (ii) reports to governmental agencies, and (iii) any other reports required to be delivered by Lender and its members; (d) Borrower shall maintain its status as a QALICB and shall operate the Project in a manner that satisfies, and shall continue to satisfy, all restrictions applicable to the Project and projects generating New Markets Tax Credits; (e) Borrower shall engage solely in the ownership, development, operation and leasing of the Project, the Improvements and the Property and in activities incidental to the foregoing and Borrower shall maintain its status as a Qualified Business; (f) Any tenant under a lease or sublease (or any assignee or licensee thereof) with respect to the Project shall constitute a Tenant Qualified Business; (g) With respect to any Disbursement of the proceeds of the Loan made pursuant to this Agreement, either such disbursement will reimburse Borrower for costs previously incurred or Borrower shall expend such disbursement on the Project within twelve (12) months of the Closing Date, as may be extended by any Unavoidable Delays; (h) With respect to each taxable year, at least fifty percent (50%) of the total gross income of Borrower will be derived from the active conduct of a Qualified Business within the Census Tract;

40 DM3\22069542.7 (i) With respect to each taxable year, at least forty percent (40%) of the use of the tangible property of Borrower (whether owned or leased) will be within the Census Tract (for purposes of this covenant, the percentage of tangible property owned or leased by Borrower and used by Borrower during the taxable year in the Census Tract shall be determined based on a fraction (i) the numerator of which is the Average Value of the tangible property owned or leased by Borrower and used by Borrower within the Census Tract during the taxable year, and (ii) the denominator of which is the Average Value of all of the tangible property owned or leased by Borrower and used by Borrower during the taxable year with respect to the Project); provided, however, that for any taxable year in which Borrower has no employees, at least eighty-five percent (85%) of the use of the tangible property of Borrower (whether owned or leased) will be within the Census Tract. Borrower will provide Lender with a true, correct and complete list of tangible property owned or leased by Borrower and a description of where such property is used by Borrower. If any property is used by Borrower outside of a Low-Income Community, Borrower shall provide, the cost basis of all property owned by Borrower, the estimated value of any leased property and the basis of such estimate, and the business hours of usage of Borrower’s property within and without the Low-Income Community. Borrower shall retain records of the foregoing throughout the term of the Loan; (j) With respect to each taxable year, less than five percent (5%) of the average of the unadjusted basis of the property of Borrower will be attributable to Nonqualified Financial Property. Borrower will provide to Lender a true, correct, and complete listing of any Nonqualified Financial Property owned by Borrower, including the unadjusted basis of such property. Borrower shall maintain records thereof throughout the term of the Loan; (k) The amount of reserves, receivables, assets and other items of working capital shown on the Financial Projections are and will continue to be reasonable based upon Borrower’s reasonably anticipated costs of operating its business; Borrower does not have outstanding, nor is it committed to make a loan with a term of eighteen (18) months to any person; and Borrower does not have an ownership interest or an option to acquire an ownership interest of any kind in any person; (l) With respect to each taxable year in which Borrower, or any Affiliate of Borrower that is primarily engaged in providing services to Borrower, has one or more employees providing services with respect to the Project, at least forty percent (40%) of the services performed for Borrower by such employees will be within the Census Tract (for purposes of this covenant, this percentage is determined based on a fraction (i) the numerator of which is the total amount paid by Borrower for employee services performed in the Census Tract during the taxable year, and (ii) the denominator of which is the total amount paid by Borrower for employee services during the taxable year). In any taxable year in which Borrower, or any Affiliate of Borrower that is primarily engaged in providing services to Borrower, has one or more employees providing services with respect to the Project, at the request of Lender, up to two times per year on January 1 and July 1 of each such year, Borrower will provide to Lender a true, correct and complete list of its employees that includes a general description of services provided and the location where services were performed, and, if applicable, compensation paid for services rendered within and without the Low-Income Community. Borrower shall retain records of the foregoing throughout the term of the Loan; 41 DM3\22069542.7 (m) With respect to each taxable year, less than five percent (5%) of the aggregate unadjusted basis of Borrower’s property will be attributable to Collectibles; (n) At no time shall the Property be used as, or converted into, Residential Rental Property; (o) No portion of the Project has received or shall receive the benefit of Low-Income Housing Tax Credits, as described in Section 42 of the Code; (p) Borrower shall not have, or use low-income housing tax credits, as described in Section 42 of the Code; (q) Borrower shall not be a bank, credit union or other financial institution; (r) Borrower shall not discontinue conducting business or change the nature of, or manner in which it conducts, its business in any way that would cause to be untrue in any material respects any of the representations, warranties or covenants set out in this Agreement; (s) Borrower shall treat the Loan as indebtedness for all purposes, and shall not take any positions contrary to such treatment; (t) [reserved]; (u) Borrower shall promptly supply Lender with any reports, records, statements, documents or other information reasonably requested by Lender in connection with responding to any request by the CDFI Fund and the US Department of Treasury, including any request pursuant to Section 6.5 of the Allocation Agreement (e.g., financial and activity reports, records, statements, documents and other information for purposes of ensuring compliance with this Section) as may be required to comply with the NMTC Requirements, and shall promptly cooperate with Lender to enable Lender to comply with all of the requirements of the Allocation Agreement. In connection therewith, Borrower shall maintain records of: (i) if applicable, the activities and services performed by employees and the administration of their employment (including where their services are performed and, in instances where such employees also perform services for persons or entities other than Borrower, the allocation of their time between Borrower and any such other person or entity) that are sufficient to establish compliance with the requirements of this Section; (ii) the average values and locations of tangible personal property of Borrower that are sufficient to establish compliance with the requirements of this Section; and (iii) the unadjusted bases of the property of Borrower generally and in particular, any Collectibles and any Nonqualified Financial Property it may own, that are sufficient to establish compliance with the requirements of this Section; 42 DM3\22069542.7 (v) Borrower shall promptly provide all information, reports and statements reasonably requested by Lender for purposes of Lender’s reporting requirements pursuant to the Allocation Agreement, to monitor compliance with Section 45D of the Code, and to measure the community benefit of the Loan; (w) Borrower shall promptly notify Lender of any noncompliance with this Section of which Borrower has knowledge; (x) Borrower shall promptly provide such information and sign such documents as are reasonably necessary for Lender and the Investment Fund to make timely, accurate and complete submissions of (i) federal and state income tax returns, (ii) reports to governmental agencies, and (iii) any other reports required to be delivered to Lender and the Investment Fund or their members; (y) Borrower reasonably expects to generate revenues from the Project within three (3) years from the date hereof; (z) Borrower shall not permit or otherwise allow the Investment Fund, Lender, or any of its Affiliates or members, to obtain NMTC Control of Borrower either directly or indirectly; (aa) Borrower shall collaborate with Lender with respect to the response to be made to any ninety (90)-day notice of noncompliance and ability to cure the provisions of this Section provided by the CDFI Fund to Lender pursuant to Section 8.6 of the Allocation Agreement; (bb) Borrower shall reasonably cooperate with Lender and its members in seeking any waiver or extension sought by Lender and its members with respect to a NMTC Recapture Event (regardless of whether or not Borrower has violated any covenants provided herein or failed to act or not act as directed by Lender and its members), pursuant to Section 1.45D- 1(e)(5) of the Treasury Regulations and Rev. Proc. 2008-1, 2008-1 I.R.B. 1; (cc) Borrower shall not, by its action or inaction, cause a NMTC Recapture Event and shall reasonably cooperate with Lender and its members to the extent necessary to cure any such NMTC Recapture Event, as permitted by the NMTC Requirements; (dd) In the event that Lender receives a payment of, or for, capital, equity or principal which triggers the reinvestment requirements of Section 1.45D-1(d)(2) of the Treasury Regulations, Borrower shall cooperate with such reinvestment to the extent reasonably required by Lender and its members; (ee) Borrower shall be responsible for informing Lender and its members of any failure by Borrower, whether through its actions or omissions, to comply with the duties and responsibilities set forth in this Section of which Borrower has knowledge within ten (10) calendar days of the occurrence of such an event; (ff) [Reserved]; 43 DM3\22069542.7 (gg) [Reserved]; (hh) Borrower acknowledges that the status of the Loan as a QLICI is dependent upon Borrower’s compliance with Treasury Regulations Section 1.45D-1(d)(4)(i), in order to establish the Borrower as a QALICB. Accordingly, Borrower shall provide documentation reasonably acceptable to Lender that the proceeds of the Loan were used solely for the Project as required under this Agreement; (ii) [Reserved]; (jj) [Reserved]; (kk) [Reserved]; (ll) Borrower will maintain such books and records as described in this Section throughout the term of the Loan and shall retain such books and records for a period of forty-two (42) months from the Note Maturity Date; (mm) [Reserved]; (nn) Any services performed for or on behalf of Borrower by employees of any other Person (including any Affiliate of Borrower) shall be performed on an arms-length basis pursuant to a services agreement or similar agreement with such Person; (oo) [Reserved]; (pp) [Reserved]; (qq) [Reserved]; (rr) Neither Borrower nor any Affiliate thereof nor any of its principals shall be debarred, suspended, proposed for debarment, declared ineligible, or voluntarily excluded from participation in this transaction by any Federal department or agency as such terms are defined in Executive Order 12549; (ss) Borrower shall not discontinue conducting business, shall not materially change the nature of its business, and shall not materially change the manner in which its business activities are conducted, other than changes in the nature of its business or the manner in which it conducts its business that do not cause the Loan to cease to constitute a QLICI (as determined by Lender in its good faith judgment and based upon the advice of counsel) and which are otherwise permitted hereunder; (tt) Borrower’s sole activities shall be the ownership, construction, development and operations of the Project; (uu) to the best of Borrower’s knowledge, the portions of the Financial Projections entitled “Significant Accounting Policies and Assumptions” pages 7 of the Financial Projections) and “Supplemental Sources and Uses of Cash” for Borrower (page 49 of the Financial

44 DM3\22069542.7 Projections) fairly present the reasonably anticipated results of the operations of the Project, and the assumptions utilized therein are, with respect to items known at this time, true, accurate and complete, and with respect to projected items, reasonable estimates based on currently available information; (vv) The covenants included in the Reimbursement and Certification Agreement are incorporated herein by reference; and (ww) Borrower will account for the income, expense, assets and liabilities of Borrower’s Business consistent with the Accounting Procedures (Portion of a Business), and does not and shall not commingle the assets of Borrower’s Business with any Person. The assets of Borrower’s Business are not listed as assets on the books and records of any Person other than Borrower. Borrower’s Business does not and shall not possess or use assets of any Person other than Borrower, and Borrower does not and shall not permit any other Person to possess or use Borrower’s Business’ assets, unless in either case such assets are rented, leased, or otherwise provided for use in the ordinary course of business or on an arms-length basis pursuant to a lease or services agreement or similar agreement with such Person. During the term of the Loan at least 40% of the services performed by Borrower’s Business by its employees are and will be performed in a Low Income Community. 7.34 Special Portion of Business Covenants. Borrower shall conduct the development, ownership and operation of the Project as a distinct portion of the business of Borrower in the manner provided in this Section 7.34 of this Agreement, which business shall consist of the ownership and operation of The ShopRite Grocery Store of the Crossings at Brick Church. Borrower acknowledges that the status of the Loans as QLICIs is dependent upon Borrower’s compliance with Treasury Regulations Section 1.45D-1(d)(4)(iii), in order to establish the Borrower’s Business as a QALICB. Accordingly, in order to establish and maintain the Borrower’s Business as a distinct portion of the business of Borrower: (a) Upon request, Borrower shall provide documentation satisfactory to each Lender that the proceeds of the Loans from such Lender will be and have been used solely to pay or reimburse costs incurred for the Borrower’s Business. (b) Borrower shall maintain complete and separate books and records for the Borrower’s Business, which books and records shall be separate and distinct from the books and records generally maintained by Borrower with respect to its other businesses, activities, and operations and which shall include such information and be maintained in sufficient detail in order to evidence compliance by the Borrower’s Business with the covenants set forth in this Section 7.34 and shall be maintained consistent with the Accounting Procedures (Portion of a Business). Borrower shall retain such books and records for a period of not less than thirty-six (36) months from the last day of the year in which the NMTC Recapture Period ends. In the event further regulatory guidance is hereafter issued detailing additional requirements that must be met in order to demonstrate that complete and separate books and records are being maintained for purposes of Treasury Regulations Section 1.45D-1(d)(4)(iii), Borrower agrees to comply with such additional requirements within a reasonable time following issuance of such guidance. Subject to 45 DM3\22069542.7 modification based on further guidance, such books and records shall include, without limitation, books of original entry, ledger accounts (both general and subsidiary), and financial statements (including balance sheets, income statements, statements of cash flow, and trial balances). For this purpose, if the Borrower’s Business uses the cash receipts and disbursements method of accounting, the books of original entry shall include a cash receipts and disbursements journal where each receipt and each disbursement is recorded, or, if the Borrower’s Business uses the accrual method of accounting, the books of original entry shall include a journal to record sales (accounts receivable) and expenses incurred (accounts payable). Ledger accounts shall chronicle the impact during an accounting period of the specific transactions recorded in the journal for that period upon the various items shown on the balance sheet of the Borrower’s Business (i.e., assets, liabilities, and owner’s equity or capital accounts) and income statement (i.e., revenues and expenses). (c) The Borrower’s Business shall consist solely of the development of the Project and its leasehold ownership and operation of the Property and Borrower shall not include any other asset or property or any income or expense not directly related to the Project or the Property within the Borrower’s Business. (d) All assets of the Borrower’s Business shall be separately identified, maintained and segregated from the assets of Borrower’s other businesses, activities, and operations, and in furtherance thereof, all such funds of the Borrower’s Business shall be used only for the Borrower’s Business. 7.35 Payment of Claims. Borrower shall cause all claims for labor done and materials and services furnished in connection with the Project to be fully paid and discharged in a timely manner except for such claims that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established. 7.36 Completion of Improvements. Subject to any Unavoidable Delays, Borrower shall complete construction of the Improvements on or before the Completion Date in a good and workmanlike manner, free from all liens and encumbrances, except for the Permitted Liens, and in compliance with all applicable ordinances and statutes, including zoning laws, all covenants and restrictions running with the land, and all regulations and building codes of any governmental or municipal agency having jurisdiction over the Improvements, except to the extent failure to comply would not reasonably be expected to have a material adverse effect on Borrower. 7.37 Enforcement of Construction Contracts. Borrower shall enforce the contracts for the construction of the Project, including without limitation the construction documents, to ensure that the contractors are required to promptly and diligently perform all of their obligations thereunder. 7.38 No Encumbrance of Assets. Except as otherwise expressly permitted in the Loan Documents, Borrower shall not create or permit any lien, security interest, or other encumbrance upon or with respect to any of its assets, except for: (a) Permitted Encumbrances and (b) customary servitudes for utilities serving the Project. No financing statement or other document covering any assets of Borrower will be filed in favor of any 46 DM3\22069542.7 other Person without Lender’s prior written consent so long as the Loan remains outstanding or Lender has any obligation to advance additional sums to Borrower. 7.39 Guaranties, Etc.. Borrower shall not assume, guarantee, endorse or otherwise become directly or contingently liable for, nor obligated to purchase, pay or provide funds for payment of, any obligation or indebtedness of any other Person, except for (i) guaranties for the benefit of Lender and Fund Investor, (ii) the endorsement of negotiable instruments for deposit or collection in the ordinary course of business, and (iii) guarantees of loans secured by Permitted Encumbrances. 7.40 Loans and Investments. Borrower shall not (a) make or contract to make any loan or advance to any Person, or (b) purchase or otherwise acquire, any capital stock, assets, obligations, or other securities of, make any capital contributions to, or otherwise invest in or acquire any interest in any Person, or participate as a partner or joint venturer with any other Person. 7.41 Fiscal Year. Borrower shall not change its Fiscal Year. Section 8. Events of Default and Remedies. 8.1 Events of Default. The occurrence and continuance of the following beyond any and all applicable notice and cure periods shall constitute Events of Default hereunder: (a) If Borrower shall fail to pay (i) any principal on the Loan due and owing under the Note or (ii) any interest, fee, or other monetary obligation hereunder or under any of the other Loan Documents when due and payable and such failure continues for five (5) calendar days after receipt of written notice of such default from Lender; (b) If Borrower fails to comply with any non-monetary covenant made by it hereunder or under any of the other Loan Documents, including, without limitation, an Event of Default under another subparagraph of this Section, within thirty (30) calendar days after receipt of written notice of such default from Lender; provided, however, that the cure period to comply with such non-monetary covenants, agreements, and obligations shall be extended for a period of not more than an additional ninety (90) days if the ability to cure such failure to comply within the specified cure period is not within the reasonable control of Borrower, the failure can be cured by Borrower within such extended cure period, and Borrower promptly and in good faith undertakes the curing of such failure and diligently thereafter in good faith pursues the curing to completion; (c) If at any time any material representation, covenant or warranty of Borrower made in Section 3.14 and Section 7.33 of this Agreement, or the Reimbursement and Certification Agreement, shall be incorrect in any material respect when made; (d) If any default or event of default shall exist under any of the Loan Documents other than this Agreement, and such default or event of default shall continue beyond any applicable grace or cure periods; 47 DM3\22069542.7 (e) If the construction of the Project is not completed by the Completion Date; provided, that this subparagraph (e) shall not apply to Unavoidable Delays; (f) If the construction and/or equipping of the Project at any time be discontinued for a period of thirty (30) consecutive calendar days; provided, however, this subparagraph (g) shall not apply to Unavoidable Delays; (g) If Borrower defaults under any other Indebtedness in excess of $100,000, and such default continues beyond the grace or cure period, if any, provided in the instrument or agreement under which such Indebtedness was created; (h) If Borrower defaults (beyond all applicable notice and cure periods) under (1) any of the construction documents, (2) the terms of any other Indebtedness of Borrower, or (3) any other material agreement affecting the Project, and such default is reasonable likely to have a material adverse effect on the Borrower or the Project; (i) If Borrower assigns this Agreement or any interest in this Agreement, or if the Property be conveyed, assigned, mortgaged, pledged or encumbered in any way other than as herein provided without the prior written consent of Lender which consent shall not be unreasonably withheld; (j) If Borrower shall generally not pay its debts as such debts become due (subject to all applicable notice and cure periods), or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or if any proceeding shall be instituted by Borrower seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or similar official for it or for any substantial part of its property; or if any proceeding shall be instituted against Borrower seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of its or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or similar official for it or for any substantial part of its property and any such proceeding is not dismissed within ninety (90) calendar days after the commencement of such proceeding, or if Borrower shall take any action to authorize any of the actions set forth in this subparagraph (j); (k) [Reserved]; (l) [Reserved]; (m) If any judgment or order, that is beyond all applicable appeal periods, singly or in the aggregate, for the payment of Two Hundred and Fifty Thousand and No/100 Dollars ($250,000.00) or more in excess of available insurance shall be rendered against Borrower and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order, or (ii) there shall be any period of sixty (60) consecutive calendar days during which a stay of enforcement of such judgment or order by reason of a pending appeal or otherwise shall not be in effect; provided, however, that any such judgment or order shall not be

48 DM3\22069542.7 deemed an Event of Default under this subparagraph if and for so long as (A) the amount of such judgment or order is covered by a valid and binding insurance policy of insurance covering payment thereof by a solvent and reputable insurer, and (B) such insurer has been notified of, and has not disputed the claim made for payment of, the amount of such judgment or order, or Borrower provides Lender with an acceptable bond, letter of credit or other assurances, which is satisfactory to Lender, that Borrower has the required funds to satisfy the judgment following final resolution of all matters relating to such judgment; (n) If any material provision of any Loan Document shall for any reason cease to be valid and binding on Borrower, or Borrower shall so state in writing, or if the Pledge Agreements after delivery thereof to the applicable Lender shall for any reason caused by Borrower or its affiliates, except to the extent permitted by the terms thereof, ceases to create a valid and perfected first priority lien and security interest in any of the Collateral purported to be covered thereby, subject to any cure rights otherwise provided in this Section 8.1; (o) Any challenge, whether by litigation or otherwise, shall be asserted against the validity of this Agreement, the development of the Project or any of the transactions carried out pursuant to any of them, including, without limitation, a claim that Borrower has no authority to enter into them, or that such transactions violate any federal, state or municipal constitution, charter, law, ordinance, regulation, resolution or rule, or any court order; provided however, that with respect to any challenge by any party other than Borrower (or affiliate thereof) related to the development of the Project, such challenge shall not constitute an Event of Default hereunder (i) so long as Borrower has responded to such challenge within thirty (30) days of the date thereof and is diligently defending such challenge, or (ii) such challenge is not reasonably likely to have a material adverse effect on the Borrower’s ability to repay the Loan; (p) Except as otherwise permitted herein, a sale, transfer, conveyance, lease, contract for deed, or other disposition of all or any part of the Project, contract for deed, or other disposition of all or any part of the Project or any interest therein, including a sale, transfer, conveyance, lease, contract for deed, or other disposition occasioned by an assignment for the benefit of creditors, appointment of a receiver, adjudication as a bankrupt, or the filing or instituting of bankruptcy proceedings by or against Borrower, without prior written notice to Lender and without Lender’s prior written consent, which consent shall be at Lender’s sole option and shall be upon such terms and conditions as Lender shall, at their sole option, elect; (q) Borrower’s title to the Project is or becomes unsatisfactory to Lender by reason of any lien, charge, encumbrance, title condition or exception (including without limitation, any mechanic’s, materialmen’s or similar statutory or common law lien or notice thereof) other than Permitted Liens, and such matter causing title to be or become unsatisfactory is not cured or removed (including by bonding) within thirty (30) days after written notice thereof from Lender to Borrower; provided that, Borrower may cure such default by (i) escrowing an amount equal to one hundred fifty percent (150%) of the amount of such claim with Lender, or (ii) bonding over such lien or claim of lien; (r) Any mortgage or deed of trust or other lien or encumbrance shall be placed upon all or any portion of the Project, except for Permitted Liens; 49 DM3\22069542.7 (s) Any of the Loan Documents shall be canceled, terminated, revoked or rescinded other than in accordance with the terms thereof or with the express prior approval of Lender, or any action at law, suit in equity or other legal proceeding to cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of Borrower or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof; (t) If there is a default or event of default under the Lease, which continues beyond the expiration of any applicable grace period; (u) Any Change in Control of Borrower; or (v) The occurrence of any NMTC Recapture Event. 8.2 Remedies. (a) Upon the occurrence of any Event of Default (continuing after applicable notice and cure or grace periods, if any), Lender, in addition to all remedies conferred upon Lender by law and by the terms of the other Loan Documents, may pursue any one or more of the following remedies: (i) To refuse to advance any additional proceeds of the Loan hereunder, unless such advance would cure such Event of Default; (ii) To cancel this Agreement by written notice to Borrower, in which event Lender shall be fully released and relieved of all further obligations and liabilities to Borrower hereunder; (iii) To accelerate maturity of the Note, and demand payment of the principal sums due thereunder with interest, advances and costs; and/or (iv) To establish and require Borrower to pay into reserves imposed by Lender in its reasonable credit judgment. (b) The rights of Lender hereunder are in addition to any other rights and remedies (including, without limitation, other rights of set-off) which Lender may have at law or in equity. (c) The remedies and rights of Lender shall be cumulative and not exclusive of any other remedies of Lender under any other provision of this Agreement or under any other instrument or at law or in equity. Lender shall be privileged and have the absolute right to resort to any one or more or all of said remedies, none to the exclusion of the others, concurrently or successively, in such order as Lender may select. Except if Lender chooses the option of specific performance, Lender shall have the absolute right to refuse to disburse and to apply any balance of the funds of the Loan as a payment toward the Note to the extent not prohibited by law. No other party, whether architect, engineer, contractor, subcontractor, laborer, materialman or supplier, shall have any interest in the Loan Proceeds so applied and shall not have any right to 50 DM3\22069542.7 garnish, require or compel payment thereof toward discharge or satisfaction of any claim or lien which they or any of them have or may have for work performed or materials supplied to the Project. Any additional funds advanced by Lender pursuant to this Agreement shall be considered a part of the Loan as though initially included therein. (d) Upon the occurrence and during the continuance of any Event of Default, Lender is hereby authorized at any time and from time to time, to the extent not prohibited by law, without notice to Borrower (any such notice being expressly waived by Borrower), to set- off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Lender to or for the credit or the account of Borrower against any and all of the obligations of Borrower now or hereafter existing under this Agreement. Lender agrees to notify Borrower after any such setoff and application; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which Lender may have. Section 9. [Reserved]. Section 10. General Conditions. The following conditions shall be applicable throughout the term of this Agreement. 10.1 No Waiver. No Advance of the Loan Proceeds hereunder nor any future advance shall constitute a waiver of any of the obligations set forth herein, nor, in the event Borrower is unable to satisfy any such condition, shall any such waiver have the effect of precluding Lender from thereafter declaring such inability to be an Event of Default hereunder. 10.2 Form Satisfactory. All proceedings taken in connection with the transactions provided herein, all documents required or contemplated by this Agreement, the designation of the persons responsible for the preparation and execution thereof and the form of all policies of insurance and the issuers thereof shall be reasonably satisfactory to Lender in all respects. 10.3 Notices. Any notice, request, demand, consent, confirmation or other communication hereunder shall be in writing and delivered (a) in person, by messenger or overnight courier, (b) by registered or certified mail, return receipt requested and postage prepaid, or (c) by email, to the applicable party at its email address set forth below, or at such other email address as such party hereafter may designate as its address for communications hereunder by notice so given. Such notices and communications shall be deemed delivered upon receipt (or refusal to accept delivery); provided, however, that all notices or other communications sent by email shall also delivered by another means permitted by this Section. If to Borrower: Village Super Market of Brick Church LLC c/o Village Super Market, Inc. 51 DM3\22069542.7 733 Mountain Avenue Springfield, New Jersey Attention: John Van Orden, Chief Financial Officer Email: john.vanorden@wakefern.com Attention: Daniel McCarthy, Esq. Email: daniel.mccarthy @wakefern.com With a copy to: Klein Hornig, LLP 101 Arch Street, Suite 1101 Boston, MA 02110 Attention: Dan Kolodner, Esq. Email: dkolodner@kleinhornig.com If to NJCC Lender: NJCC CDE 49 LLC c/o Community Loan Fund of New Jersey, Inc. 100 Albany Street, Suite 250 New Brunswick, New Jersey 08901 Attention: Walter Price III, Interim Managing Director, Lending Email: wprice@newjerseycommunitycapital.org With a copy to: Duane Morris LLP 30 South 17th Street Philadelphia, PA 19103-4196 Attention: Arthur J. Momjian Email: AMomjian@duanemorris.com 10.4 No Oral Amendments. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. 10.5 Additional Remedies. The remedies herein provided shall be in addition to, and not in substitution of, the rights and remedies which would otherwise be vested in Lender in any Loan Document or at law or in equity, all of which rights and remedies are specifically reserved by Lender. The remedies herein provided or otherwise available to Lender shall be cumulative and may be exercised concurrently. The failure to exercise any of the remedies herein provided shall not constitute a waiver thereof, nor shall use of any of the remedies hereby provided prevent the subsequent or concurrent resort to any other remedy or remedies. It is intended that all remedies herein provided for or otherwise available to Lender shall continue and be available to Lender until all sums due it by reason of this Agreement have been paid to it in full and all obligations incurred by it in connection with the leasehold ownership, construction, development and/or operation of the Project and the Improvements have been fully discharged without loss or damage to Lender. 10.6 No Partner. Lender are not partners with Borrower or any other party in the construction of the Project. Lender shall not in any way be liable or responsible by

52 DM3\22069542.7 reason of the provisions hereof, or otherwise, for the payment of any claims growing out of the operation of the Project or any Improvements. 10.7 [Reserved]. 10.8 Usury Savings. Notwithstanding any provision herein or in any other Loan Document, the total liability of Borrower for any payments of interest or in the nature of interest shall not exceed the maximum limits imposed by the usury laws of the State of New Jersey. In the event that such payment is paid by Borrower or received by Lender, then such excess sum shall be returned forthwith to Borrower. Such return shall not cure or waive any Event of Default under this Agreement, the Note, or any other Loan Document. 10.9 Assignment by Lender. Only upon the occurrence and during the continuance of an Event of Default, Lender may pledge or otherwise hypothecate or may assign, in whole or in part, or issue participating interests in and to, this Agreement and any of its rights hereunder, the Note, and all of the other Loan Documents to any other person, firm or corporation, without Borrower’s prior written consent, provided that any such pledge, hypothecation, or assignment is to a “United States persons” for U.S. federal income tax purposes, and the transferee delivers an IRS Form W-9 to the Borrower. In the event of any such assignment, all of the provisions of this Agreement shall continue to apply to the Loan and the Note, and such assignment shall be deemed to have been made in pursuance of this Agreement and not to be in modification hereof, and the Advance made by any such assignee shall be evidenced by the Note. In the case of any such transfer by Lender, whether by assignment, issuance of participations, pledge, or hypothecation, Borrower will accord full recognition thereto and agrees that all rights and remedies of Lender in connection with the interest so transferred shall be enforceable against Borrower by any such assignee with the same force and effect and to the same extent as the same would have been enforceable by Lender but for such transfer. 10.10 [Reserved]. 10.11 [Reserved]. 10.12 Binding Effect; Continuing Agreement. The terms, conditions, covenants, agreements, powers, privileges, notices and authorizations herein contained shall extend to, be binding upon and available to the heirs, executors, administrators, successors and, to the extent permitted hereunder, the assigns of each of the respective parties hereto. Notwithstanding the foregoing, Borrower shall not, without the prior written consent of Lender assign or transfer this Agreement, whether voluntarily or by operation of law. An assignment or transfer in violation of this provision shall be invalid, of no force or effect and an Event of Default hereunder. Borrower’s obligations, covenants, representations and warranties hereunder shall continue beyond the final disbursement of the Loan made hereunder for so long as Borrower has any obligations outstanding to Lender hereunder. 10.13 Governing Law. This Agreement and each transaction consummated hereunder shall be deemed to be made under the internal laws of the State of New Jersey and shall be construed in accordance with and governed by the laws of said State, without regard 53 DM3\22069542.7 to the choice of law rules of that State, except to the extent that any of such laws may now or hereafter be preempted by Federal law. 10.14 Headings. The titles and headings of the Sections of this Agreement have been inserted for convenience of reference only and are not intended to summarize or otherwise describe, or limit, modify or expound upon the subject matter of such Sections. 10.15 Consent to Forum. As part of the consideration for new value this day received, each of Borrower and Lender hereby consents to the jurisdiction of any state court located within the County of the Essex, New Jersey or any United States District Court for the District of the State of New Jersey and any appellate court from any thereof, and waives personal service of any and all process upon each of Borrower and Lender and consents that all such service of process be made by certified or registered mail directed to each of Borrower and Lender at the address set forth in the preliminary statements hereof, and service so made shall be deemed to be completed upon actual receipt thereof. Nothing contained herein should be deemed to affect the parties’ right to remove to federal court within the State of New Jersey. Each of Borrower and Lender waives any objection to jurisdiction and venue of any action instituted against the other party as provided herein and agrees not to assert any defense based on lack of jurisdiction or venue. Each of Borrower and Lender further agrees not to assert against the other party (except by way of a defense or counterclaim in a proceeding initiated by the other party) any claim or other assertion of liability with respect to this Agreement, the Note, any of the other Loan Documents, the other party’s conduct in respect of any of the foregoing or otherwise in any jurisdiction other than the foregoing jurisdictions. Nothing in this Section shall affect the right of each of the Borrower and Lender to serve legal process in any other manner permitted by law or affect the right of each of the Borrower and Lender to bring any action or proceeding against the other party in the courts of any other jurisdictions. 10.16 Waiver of Jury Trial. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, EACH OF BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION BASED UPON OR ARISING UNDER THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DISCUSSIONS, DEALINGS, OR ACTIONS OF THE PARTIES TO THIS LOAN AGREEMENT OR EITHER OF THEM (WHETHER ORAL OR WRITTEN) WITH RESPECT THERETO, OR TO THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREINAFTER ARISING, AT LAW OR IN EQUITY, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH OF BORROWER AND LENDER HEREBY CONSENTS AND AGREES THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY A TRIAL COURT WITHOUT A JURY, AND THAT EITHER PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY HEREOF WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF BORROWER AND LENDER TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY. 54 DM3\22069542.7 BORROWER AND LENDER EACH ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF THIS AGREEMENT AND EACH OTHER DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER IN MAKING THE LOAN. BORROWER AND LENDER EACH FURTHER REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. 10.17 Duration of Agreement. Borrower’s agreements hereunder, including, without limitation, Borrower’s agreements relating to maintenance of insurance, shall remain in effect after the Loan are fully disbursed so long as any amounts under the Note are outstanding. 10.18 Counterparts. This Agreement may be executed in counterparts, any one of which shall be deemed an original, and all of which taken together shall be treated as one document. 10.19 Time is of the Essence. Time is of the essence in the performance of this Loan Agreement and the other Loan Documents by Borrower, and each and every term thereof. 10.20 Purpose and Effect of Approval. Lender’s approval of any matter in connection with the Loan is for the sole purpose of protecting Lender’s rights. No such approval shall result in a waiver of any default of Borrower. In no event shall Lender’s approval be a representation of any kind with regard to the matter being approved. 10.21 Language of Agreement. The language of this Loan Agreement shall be construed as a whole according to its fair meaning and not strictly for or against any party. 10.22 Exchange of Information. Borrower agrees that Lender may exchange or disclose financial and other information about Borrower with or to any of Lender’s Affiliates solely for the purpose of administering the Loan and provided that all such disclosures shall be subject that certain Confidentiality and Non-Disclosure Agreement entered into “(a) as of November 20, 2025, between Community Loan Fund of New Jersey, Inc. and Village Super Market, Inc.; and (b) on even date herewith by and among Borrower, Lender, Guarantor, Leverage Lender, NJCC Allocatee, Fund Investor, Investment Fund, Village Super Market of NJ, L.P., and Valley National Bank.” 10.23 Survival. The representations, warranties, acknowledgments, and agreements set forth herein shall survive the date of this Loan Agreement. 10.24 Further Performance. Borrower, whenever and as often as it shall be requested by Lender, shall execute, acknowledge, and deliver, or cause to be executed, acknowledged, and delivered to Lender, such further instruments and documents, and do any 55 DM3\22069542.7 and all things as may be requested, in order to carry out the intent and purpose of this Agreement and the other Loan Documents. 10.25 Opinions. In connection with the issuance of certain opinion letters to be delivered by Borrower’s Counsel to Investment Fund, Fund Investor and others, Borrower acknowledges and agrees that Borrower’s Counsel, and Duane Morris LLP may rely on the representations, warranties and covenants contained in this Agreement, including, without limitation, Sections 3.14 and 7.33. 10.26 Photographs and Other Media. Neither Lender nor Fund Investor nor any other Person may use reproduce or display any media (including, without limitation, photographs and illustrations) of the Property and/or the Project without Borrower’s express written permission which may be withheld in Borrower’s sole and absolute discretion. Lender, Investment Fund, and Fund each acknowledge and agree that Borrower does not have any right, license, authority or other permission necessary for Borrower’s, Lender’s, Fund Investor’s or any other Person’s use of any such media. Publicity of Fund Investor involvement in the transactions described in this Agreement shall require prior written consent of Fund Investor. To the extent Fund Investor permits disclosure of its involvement in the transactions described herein, Fund Investor shall have the right to review any material prior to publication or release. 10.27 Severability. If any provisions contained in this Agreement or any document executed in connection herewith shall be invalid, illegal or unenforceable in any respect, under any applicable law, the validity, legality and enforceability of the remaining provisions contained herein shall not, in any way, be affected or impaired, and such illegal, invalid or unenforceable provisions, at the reasonable request of Lender, shall be replaced by other provisions in accordance with the purpose and meaning of this Agreement. 10.28 WAIVER OF DAMAGES. TO THE EXTENT PERMITTED BY APPLICABLE LAW, NEITHER BORROWER NOR LENDER SHALL ASSERT, AND HEREBY WAIVES, ANY CLAIM AGAINST ANY OTHER PARTY, ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF, THIS AGREEMENT OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY AND/OR THE TRANSACTIONS CONTEMPLATED HEREBY. 10.29 Governing Documents. In the event of a conflict between any terms or conditions of this Loan Agreement and the terms or conditions of any other Loan Document, this Loan Agreement shall govern. Section 11. Loan Servicing. 11.1 [Reserved]. 11.2 [Reserved].

56 DM3\22069542.7 11.3 Invoicing of Borrower. In connection with the servicing of the Loan, except for regular debt service payments, which shall not be invoiced, Lender shall provide Borrower an invoice of any and all sums payable with respect to the Loan, including, but not limited to, expenses payable by Borrower under any Loan document and other required reimbursements, as applicable. Borrower shall make payment to Lender of all amounts as provided in the Loan Documents. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK] [SIGNATURE PAGES FOLLOW] [SIGNATURE PAGE TO LOAN AGREEMENT VILLAGE SUPER MARKET – QLICI LOAN] COUNTERPART SIGNATURE PAGE LOAN AGREEMENT IN WITNESS WHEREOF, Borrower has set its signature to this Loan Agreement as of the date first written above. BORROWER: Village Super Market of Brick Church LLC, a New Jersey limited liability company By: Village Super Market of NJ, LP a New Jersey limited partnership, its sole member By: Village Super Market, Inc., a New Jersey corporation, its general partner By: /s/ John Van Orden Name: John Van Orden Title: Chief Financial Officer Docusign Envelope ID: 159C8E69-BFCC-4292-B2C3-38EA7D566848 [SIGNATURE PAGE TO LOAN AGREEMENT VILLAGE SUPER MARKET – QLICI LOAN] COUNTERPART SIGNATURE PAGE LOAN AGREEMENT IN WITNESS WHEREOF, Lender has set its signature to this Loan Agreement as of the date first written above. NJCC LENDER: NJCC CDE 49 LLC, a New Jersey limited liability company By its Managing Member: Community Loan Fund of New Jersey, Inc., a New Jersey non-profit corporation By: /s/ Bernel Hall Name: Bernel Hall Title: President and Chief Executive Officer Docusign Envelope ID: C0C3B21D-7D85-4198-9045-9CE53069B669 59 DM3\22069542.7 EXHIBIT A PROPERTY DESCRIPTION THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF EAST ORANGE, COUNTY OF ESSEX, AND STATE OF NEW JERSEY, AND DESCRIBED AS FOLLOWS: BEING KNOWN AND DESIGNATED as Units A-C1 and A-C2 situate in Crossings at Brick Church Station Condominium, in the City of East Orange, Essex County, New Jersey, together with an 12.98% and 5.00% undivided percentage interest, respectively, in the common elements of said condominium appurtenant to the aforesaid unit, in accordance with and subject to the terms, limitations, conditions, covenants, restrictions, easements, agreements and other provisions set forth in the Master Deed for Crossings at Brick Church Station Condominium dated as of November 9, 2022 and recorded concurrently herewith in the Office of the Essex County Register in Instrument Number to be assigned, as the same may now or hereafter be lawfully amended.

60 DM3\22069542.7 EXHIBIT B FORM OF DEBARMENT CERTIFICATION NON DEBARMENT CERTIFICATE CERTIFICATION REGARDING DEBARMENT, SUSPENSION, INELIGIBILITY AND VOLUNTARY EXCLUSION LOWER TIER COVERED TRANSACTIONS INSTRUCTIONS FOR CERTIFICATION ________, 20__ By signing and submitting this proposal, the prospective lower tier participant is providing the certification set out below. The certification in this clause is a material representation of fact upon which reliance was placed when this transaction was entered into. If it is later determined that the prospective lower tier participant knowingly rendered an erroneous certification, in addition to other remedies available to the Federal Government the department or agency with which this transaction originated may pursue available remedies, including suspension and/or debarment. The prospective lower tier participant shall provide immediate written notice to the person to which this proposal is submitted if at any time the prospective lower tier participant learns that its certification was erroneous when submitted or had become erroneous by reason of changed circumstances. The terms covered transaction, debarred, suspended, ineligible, lower tier covered transactions, participant, person, primary covered transaction, principal, proposal, and voluntarily excluded, as used in this clause, have the meaning set out in the Definitions and Coverage sections of rules implementing Executive Order 12549. You may contact the person to which this proposal is submitted for assistance in obtaining a copy of those regulations. The prospective lower tier participant agrees by submitting this proposal that, should the proposed covered transaction be entered into, it shall not knowingly enter into any lower tier covered transaction with a person who is proposed for debarment under 48 C.F.R. part 9, subpart 9.4, debarred, suspended, declared ineligible, or voluntarily excluded from participation in this covered transaction, unless authorized by the department or agency with which this transaction originated. The prospective lower tier participant further agrees by submitting this proposal that it will include this clause titled “Certification Regarding Debarment, Suspension, Ineligibility and 61 DM3\22069542.7 Voluntary Exclusion Lower Tier Covered Transaction,” without modification, in all lower tier covered transactions and in all solicitations for lower tier covered transactions. A participant in a covered transaction may rely upon a certification of a prospective participant in a lower tier covered transaction that it is not proposed for debarment under 48 C.F.R. part 9, subpart 9.4, debarred, suspended, ineligible, or voluntarily excluded from covered transactions, unless it knows that the certification is erroneous. A participant may decide the method and frequency by which it determines the eligibility of its principals. Each participant may, but is not required to, check the List of Parties excluded from Federal Procurement and Nonprocurement Programs. Nothing contained in the foregoing shall be construed to require establishment of a system of records in order to render in good faith the certification required by this clause. The knowledge and information of a participant is not required to exceed that which is normally possessed by a prudent person in the ordinary course of business dealings. Except for transactions authorized under paragraph 5 of these instructions, if a participant in a covered transaction knowingly enters into a lower tier coverage transaction with a person who is proposed for debarment under 48 C.F.R. part 9, subpart 9.4, suspended, debarred, ineligible, or voluntarily excluded from participation in this transaction, in addition to other remedies available to the Federal Government, the department or agency with which this transaction originated may pursue available remedies, including suspension and/or debarment. CERTIFICATION REGARDING DEBARMENT, SUSPENSION, INELIGIBILITY AND VOLUNTARY EXCLUSION LOWER TIER COVERED TRANSACTIONS (1) The prospective lower tier participant certifies, by submission of this proposal, that neither it nor its principals is presently debarred, suspended, proposed for debarment, declared ineligible, or voluntarily excluded from participation in this transaction by any Federal department or agency. (2) Where the prospective lower tier participant is unable to certify to any of the statements in this certification, such prospective participant shall attach an explanation to this proposal. BORROWER: Village Super Market of Brick Church LLC a New Jersey limited liability company By: Village Super Market of NJ, LP, a New Jersey limited partnership, its sole member By: Village Super Market, Inc, a New Jersey corporation, its general partner 62 DM3\22069542.7 By:______________________________________ Name: John Van Orden Title: Chief Financial Officer DM3\22069542.7 EXHIBIT C NMTC COMPLIANCE CERTIFICATE Reference is made to that certain Loan Agreement by and among Village Super Market of Brick Church LLC, a New Jersey limited liability company as “The ShopRite Grocery Store of the Crossings at Brick Church” portion of the business as described in a portion of business operating policy dated December 19, 2025, and NJCC CDE 49 LLC, a New Jersey limited liability company dated as of December 19, 2025 (as amended, restated or otherwise modified from time to time, the “Loan Agreement”). Capitalized terms used and not otherwise defined in this NMTC Compliance Certificate (this “Certificate”) have the meanings set forth in the Loan Agreement. In order to ensure that the loan (the “Loan”) by Lender to Borrower each qualify as a Qualified Low-Income Community Investment (“QLICI”) within the meaning of Section 45D of the Internal Revenue Code, as amended (the “Code”) and Section 1.45D-1(d)(1) of the Treasury Regulations, Borrower hereby certifies that it is a Qualified Active Low-Income Community Business (“QALICB”), as that term is defined by Section 45D of the Code and Section 1.45D- 1(d)(4) of the Treasury Regulations. Borrower further certifies as follows: 1. Borrower acknowledges and agrees that (i) the Loan constitutes QLICIs and (ii) Borrower shall be a QALICB at all times during the term of the Loan. Accordingly, Borrower hereby certifies as follows: a. With respect to the current taxable year, if Borrower has any gross income, at least fifty percent (50%) of the total gross income of Borrower was derived from the active conduct of a Qualified Business within the Census Tract; b. The ratio of (i) the average value of the tangible property owned or leased by Borrower and used by Borrower during the current taxable year of Borrower to date within the Census Tract, to (ii) the average value of the tangible property owned or leased by Borrower and used by Borrower in the current fiscal year of Borrower, is no less than forty percent (40%); provided that any taxable year in which Borrower does not have employees such percentage shall be eighty-five (85%). For purposes of the preceding sentence, tangible property owned by Borrower has been valued at its cost basis as determined under Section 1012 of the Code and tangible property leased by Borrower has been valued at a reasonable amount established by Borrower and reasonably acceptable to Lender. c. At least forty percent (40%) of Borrower’s employees during the current taxable year performed their services in the Census Tract. Such percentage shall be determined based on a fraction the numerator of which is the total amount paid by Borrower for employee services performed in the Census Tract during the taxable year and the denominator of which is the total amount paid by Borrower for employee services during the taxable year. d. With respect to the current taxable year, less than five percent (5%) of the average aggregate unadjusted bases of Borrower’s property is attributable to collectibles (as defined in

DM3\22069542.7 Section 408(m)(2) of the Code) other than collectibles held primarily for sale to customers in the ordinary course of business. e. With respect to the current taxable year, less than five percent (5%) of the average aggregate unadjusted bases of Borrower’s property is attributable to nonqualified financial property (as defined in Section 1397C(e) of the Code). f. [Reserved]. g. The business activities of Borrower do not include operation of any of the following: (i) rental of residential real property (as defined under Section 168(e)(2)(A) of the Code); (ii) development or holding of intangibles for sale or license; (iii) farming; (iv) private or commercial golf course, country club, massage parlor, hot tub facility, suntan facility, or racetrack or other facility used for gambling; (v) any store the principal business of which is the sale of alcoholic beverages for consumption off premises; or (vi) the rental of unimproved real property (each of the foregoing, an “Excluded Business”). h. Additionally, no lessee of Borrower is a business operating any Tenant Excluded Business as of the date hereof. i. Borrower will engage in activities from which it expects to generate revenues from the Project within three (3) years from the closing of the Loan, and has provided Lender documentation supporting the reasonableness of this expectation. j. Based on review of the closing date geocoder, the Project is located in East Orange, New Jersey, and is located entirely in Census Tract # 34013011300 (the “Census Tract”), which constitutes a “low-income community” under Section 45D of the Code. Based on a CDFI Fund geocoder map dated as of the date of the Loan Agreement and provided to Borrower, the Census Tract meets one or more of the following criteria or programs in items (i) - (v) below, or two or more in items (vi) - (xvi) below, and as such, the Project satisfies the indicia of higher distress as set forth in Section 3.2(h) of the Allocation Agreement: (i) Poverty rate greater than thirty percent (30%); (ii) If located within a non-metropolitan area, median family income does not exceed sixty percent (60%) of statewide median family income or if located within a metropolitan area, median family income does not exceed sixty percent (60%) of the greater of statewide median family income or the metropolitan area median family income; (iii) Unemployment rates at least 1.5 times the national average; (iv) Census tracts that are located in counties not contained within a Metropolitan Statistical Area (MSA) (i.e. Non-Metropolitan Counties), as defined pursuant to 44 U.S.C. 3504(e) and 31 U.S.C. 104(d) and Executive order 10253 (3 C.F.R. Part 1949- 1953 Comp., p. 758), as amended, with respect to the 2010 Census and as made available by the CDFI Fund. (v) As permitted by IRS and related CDFI Fund guidance materials, projects serving Targeted Populations to the extent that: (a) such projects are 60% owned by low- DM3\22069542.7 income persons (LIPs); or (b) at least 60% of the projects’ employees are LIPs; or (c) at least 60% of the projects’ gross income is derived from sales, rentals, services, or other transactions to customers who are LIPs; (vi) Census tracts with one of the following: (A) poverty rate greater than twenty five percent (25%), or (B) if located within a non-metropolitan area, median family income does not exceed seventy percent (70%) of statewide median family income or if located within a metropolitan area, median family income does not exceed seventy percent (70%) of the greater of statewide median family income or the metropolitan area median family income, or (C) unemployment rates as least 1.25 times the national average; (vii) Small Business Administration (SBA) designated HUB Zones, to the extent that the QLICIs will support businesses that obtain HUB Zone certification from the SBA; (viii) Brownfield sites as defined under 42 U.S.C. 9601(39); (ix) Areas encompassed by a HOPE VI redevelopment plan; (x) Federally designated as Native American or Alaskan Native areas, Hawaiian Homelands, or redevelopment areas by the appropriate Tribal or other authority; (xi) Areas designated as distressed by the Appalachian Regional Commission or Delta Regional Authority; (xii) Colonias areas as designated by the U.S. Department of Housing and Urban Development; (xiii) Federally designated medically underserved areas, to the extent that QLICI activities will support health related activities; (xiv) Federally designated Promise Zones, Impacted Coal Counties, base realignment and closure areas, State enterprise zone programs, or other similar state/local programs targeted towards particularly economically distressed communities; (xv) Counties for which the Federal Emergency Management Agency (FEMA) has (a) issued a “major disaster declaration” and (b) made a determination that such County is eligible for both “individual and public assistance;” provided, however, that the initial project investment was made within 36 months of the disaster declaration; or (xvi) A Census tract identified as a Food Desert, which must either: 1) be a census tract determined to be a Food Desert by the U.S. Department of Agriculture (USDA), as identified in USDA’s Food Desert Locator Tool; or 2) a census tract that qualifies as a Low-Income Community and has been identified as having low access to a supermarket or grocery store through a methodology that has been adopted for use by another governmental agency, to the extent QLICI activities will increase access to healthy food. k. The nature of Borrower’s business, and its primary sources of revenue, is the operations on the Property, and Borrower’s primary expenditures are projected to be as set forth DM3\22069542.7 in the financial projections prepared by Novogradac & Company, LLP, dated December 1, 2025 (the “Financial Projections”). Borrower has no present plans or intentions to change the nature or manner of the conduct its business which would cause it not to be in accordance with the provisions of this Section 1(k). l. The representations and warranties set forth in the Loan Agreement, including but not limited to Section 3.14 of the Loan Agreement, remain true and correct in all respects. m. Borrower has not breached at any time since the Closing Date and remains in compliance with the covenants set forth in the Loan Agreement, including but not limited to the covenants set forth in Section 7.33 of the Loan Agreement. n. No Default or Event of Default exists as of the date hereof. o. Attached hereto as Schedule III are true, correct and complete copies of all leases, subleases, amendments and renewals of leases and subleases with respect to the Project or any portion thereof entered into during the preceding six (6) months that have not been previously provided to you. Except for such leases as are attached to this Certificate or have been previously provided to you, there has been no change in the use or occupancy of the Project by Borrower or any tenants or subtenants. p. Borrower agrees to execute and deliver such documents, certifications or amendments to the Loan Documents as may reasonably be requested by Lender to maintain (i) the status of the Loan as QLICIs and (ii) the status of Borrower as a QALICB. q. Except (i) when used to repay or refinance expenditures incurred within twenty- four (24) months of closing, or (ii) if such expenditures represent no more than five percent (5%) of the QEI, Borrower has not used the Loan to repay or refinance any debt or equity provider, or an Affiliate of any debt or equity provider, whose capital was used, directly or indirectly, to fund the QEI. 2. As of the required reporting period, the financials of the Borrower, including that of the “Portion of Business” (as defined in the Loan Agreement) of the Borrower are consistent with the Financial Projections and no material deviations have been identified. [SIGNATURE PAGE FOLLOWS] 67 DM3\22069542.7 IN WITNESS WHEREOF, the undersigned has executed this certificate as of the ____ day of _______, 20__. BORROWER: Village Super Market of Brick Church LLC a New Jersey limited liability company By: Village Super Market of NJ, LP, a New Jersey limited partnership, its sole member By: Village Super Market, Inc, a New Jersey corporation, its general partner By:______________________________________ Name: John Van Orden Title: Chief Financial Officer

68 DM3\22069542.7 EXHIBIT D INSURANCE REQUIREMENTS Village Super Market of Brick Church LLC Dudley Ventures Insurance Standards – Effective Prior to Closing Please provide a complete policy copy or an ACORD 25 Form (Certificate of Liability Insurance) signed by an agent or broker evidencing the following: 1. Village Super Market of Brick Church LLC’s Liability Coverage • Commercial General Liability (CGL) policy containing the following provisions:  Total limits of at least $1 million per occurrence and $2 million general aggregate; general aggregate to apply separately to each property insured under the policy  The following entity/entities as Named Insured:  Village Super Market of Brick Church LLC  The following entities as Additional Insured – Designated Entity (using Form CG 20 26, or equivalent):  Community Loan Fund of New Jersey, Inc. ISAOA ATIMA – 100 Albany Street, Suite 250, New Brunswick, NJ 08901  NJCC CDE 49, LLC  DV-Shoprite QEI, LLC  DV VNB Community Investment Fund, LLC  Valley National Bank • Umbrella/Excess Liability policy with the Commercial General Liability scheduled as an underlying policy; limits of at least $3 million per occurrence and $3 million general aggregate  Certificate Holders: (1) DV-Shoprite QEI, LLC DV VNB Community Investment Fund, LLC Attn: James D. Howard, Jr., 22 E. Jackson Street, Phoenix, AZ 85004 (2) Valley National Bank Attn: Compliance Department, 22 E. Jackson Street, Phoenix, AZ 85004 2. General Requirements The property location or description must be clearly stated on each Evidence of Property Insurance and Certificate of Liability Insurance form provided.  533 Main Street, East Orange, NJ 07018 All insurance carriers shall have a rating of A- or better and a Financial Size Category IX or greater by Best’s Key Rating Guide. DM3\22069542.7 The use of so-called “blanket” additional insured endorsements must be limited to those entities which have a written contract with the Named Insured; in cases where no direct written contract between the parties exists, the recommended additional insured forms should be used. Full copies of Village Super Market of Brick Church LLC’s insurance policies must be provided to Traxler & Tong, Inc. upon their issuance, but not later than sixty (60) days following issuance of Certificates or Evidence forms. 70 DM3\22069542.7 EXHIBIT E NO EVENT OF DEFAULT CERTIFICATE For the current quarter ended ___________ , 20 ___ The undersigned, the __________ of VILLAGE SUPER MARKET OF BRICK CHURCH LLC, a New Jersey limited liability company (“Borrower”), as borrower, and VILLAGE SUPER MARKET, INC., a New Jersey corporation (“Guarantor”) each hereby certifies to NJCC CDE 49 LLC, a New Jersey limited liability company (“Lender”), as lender, pursuant to that certain Loan Agreement, dated as of December __, 2025 (together with all exhibits, schedules, extensions, renewals, amendments, substitutions and replacements thereto and thereof, the “Loan Agreement”), by and among Borrower and Lender as follows: 1. The quarterly unaudited financial statements being delivered to Lender with this No Event of Default Certificate are true, complete, correct and present fairly the financial position of Guarantor and the results of its operations for the respective fiscal quarters set forth above in conformance with GAAP consistently applied. 2. No Event of Default exists as of the date of this No Event of Default Certificate; No Event of Default has occurred since the date of the previously delivered No Event of Default Certificate; and no event has occurred since the date of the previously delivered No Event of Default Certificate that may result in a Material Adverse Effect. All capitalized terms used in this No Event of Default Certificate which are not defined herein, but which are defined in the Loan Agreement shall the meanings given to them in the Loan Agreement. Dated the ___ day of ______ 20__. Village Super Market of Brick Church LLC a New Jersey limited liability company By: Village Super Market of NJ, LP, a New Jersey limited partnership, its sole member By: Village Super Market, Inc, a New Jersey corporation, its general partner By:______________________________________ Name: John Van Orden Title: Chief Financial Officer 71 DM3\22069542.7 EXHIBIT F CONSTRUCTION PROGRESS SCHEDULE Supplemental Schedule of Forecasted Flow of Funds during Inventory Purchase Period included in the Financial Projections prepared by Novogradac and Company LLP of event date herewith.

72 DM3\22069542.7 EXHIBIT G Post Closing Requirements None